[LIBERTY LOGO]


                              [COVER PAGE GRAPHIC]


                                                        LIBERTY CONTRARIAN FUNDS


                                                           Semiannual Report
                                                            April 30, 2001

 PRESIDENT'S MESSAGE

[STEVE GIBSON PHOTO]

Dear Shareholder:

The Liberty contrarian funds have a good story to tell for the six months ended April 30, 2001. It begins with "Contrarian Philosophy" on page 1, which defines a contrarian investor and explains the characteristics of the contrarian investment style. Throughout the Portfolio Managers' Reports, our investment professionals review a landscape of economic instability, which plays into the hands of the contrarian investors.

There's been some housekeeping done since last December, which we believe will benefit shareholders. The Liberty Contrarian Special Fund acquired the Liberty Contrarian Small-Cap Fund and inherited its name, and the Liberty Contrarian Equity Fund acquired the Liberty Contrarian Balanced Fund, thus eliminating significant investment overlap.

Other investment managers may dread the current investment environment. Our managers look upon it with eyes wide. Over the last six months, sky-high valuations have continued to fall, and economic growth has slowed. This may sound perilous to some investors, but it is an environment ripe for the contrarian investor. We are in the midst of a market in which we believe our approach can do well, defined by broad volatility and market uncertainty.

Our equity and fixed-income funds were governed by a bottom-up, price-driven philosophy. We've maintained our role as "stock pickers" for the equity funds, and are proud to report that our fixed-income fund remains a high-quality, AA-minus rated bond fund.
           May Lose Value
 Not FDIC
 Insured
           No Bank Guarantee

It's not hard to understand that investors may be concerned and confused in the current investment environment. In this context we believe investors are best served by having a well-diversified portfolio and an investment manager with whom they are comfortable.

Thank you for selecting a Liberty contrarian fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson

President

June 15, 2001

   PERFORMANCE HIGHLIGHTS

    NET ASSET VALUE PER SHARE AS OF 4/30/01 ($)


    LIBERTY CONTRARIAN FUND

               CLASS A                 13.01

               CLASS B                 12.75

               CLASS C                 12.75


    LIBERTY CONTRARIAN EQUITY FUND

               CLASS A                 18.50

               CLASS B                 18.20

               CLASS C                 18.22

               CLASS I                 18.69


    LIBERTY CONTRARIAN SMALL-CAP FUND

               CLASS A                 11.08

               CLASS B                 11.16

               CLASS C                 11.14

               CLASS I                 11.10

               CLASS Z                 11.11


    LIBERTY CONTRARIAN INCOME FUND

               CLASS A                 10.45

               CLASS B                 10.54

               CLASS C                 10.51

               CLASS I                 10.39

               CLASS Z                 10.38

There is no assurance that the trends described in this report will continue or come to pass because, in part, economic and market conditions change frequently. An investment in any of these funds presents certain risks, including stock market fluctuations due to economic and business developments.

WHAT IS THE CONTRARIAN PHILOSOPHY?

The contrarian philosophy is based on the basic tenet that the crowd is wrong at the turning points. Undue fear of loss or eagerness for gain can drive markets or stocks to unwarranted extremes; price is the measure by which we gauge how depressed or how over-enthusiastic investors have become. Our portfolio managers, by carefully selecting good quality companies at depressed prices, strive to reduce potential downside price volatility, while increasing the upside potential. The contrarian philosophy can be viewed as opportunistic.

We are often asked about the difference between "contrarian" and "value" investing. The essential difference is that contrarian investing is price driven, while value investing is driven by low relative valuation. The difference can best be seen in the ability of contrarians to buy out-of-favor growth stocks.

THE CONTRARIAN INVESTMENT PROCESS

Crabbe Huson Group Inc., a subsidiary of Liberty Financial Companies, manages Liberty's contrarian funds. We invest in companies, not just in stocks. Our investment selection process is focused on finding quality companies with sound business models and strong management. The stock market will fluctuate over time, as will the price of a company's stock. Our approach, however, concentrates on finding and owning good businesses at attractive prices.

THE IMPORTANCE OF TEAMWORK

The bedrock of our effort is the team-based approach to portfolio management. We strongly believe in the importance of more than one perspective and the value of collective thinking. This structure allows the kind of research, analysis and discussion that is necessary to make effective portfolio decisions. Our team process and strict management disciplines help ensure consistency in our method, while seeking value for our shareholders.

WHAT IT MEANS TO INVESTORS

Through the contrarian model, we work to deliver long-term performance with lower potential long-term risk for investors. Our process often prevents us from buying the "stock of the day." Instead, we focus on identifying companies we believe will be tomorrow's market leaders, and aim to purchase them at good prices.

The nature of our approach inclines us to go against the crowd, so you may see strategies or holdings that seem to contradict popular investment trends. This is a normal part of the contrarian management style. While changing markets will sometimes favor other approaches, the contrarian model is a valuable component of a style-diversified, long-term portfolio. It's a strategy we implement with all the care, skill and diligence we can bring to bear.


  /s/ John E. Maack Jr.                        /s/ Robert E. Anton                     /s/ Jeffrey D. Huffman
      John E. Maack Jr.                          Robert E. Anton                         Jeffrey D. Huffman

   /s/ John W. Johnson               /s/ Peter P. Belton           /s/ Garth R. Nisbet              /s/ Paul C. Rocheleau
       John W. Johnson                 Peter P. Belton                 Garth R. Nisbet                Paul C. Rocheleau

 PORTFOLIO MANAGER'S REPORT - LIBERTY CONTRARIAN FUND

      TOP 10 HOLDINGS AS OF 4/30/01 (%)

       Intergraph                  4.7

       Occidental Petroleum        3.3

       Darden Restaurants          2.9

       Lexmark International       2.9

       Nike Class B                2.9

       Burlington Resources        2.8

       Grey Wolf                   2.7

       Newell Rubbermaid           2.7

       Safeco                      2.5

       Adobe Systems               2.5


       PORTFOLIO HOLDING BREAKDOWNS ARE
       CALCULATED AS A PERCENTAGE OF NET
       ASSETS. THERE CAN BE NO GUARANTEE THE
       FUND WILL CONTINUE TO MAINTAIN THESE
       HOLDINGS IN THE FUTURE SINCE IT IS
       ACTIVELY MANAGED.

      BOUGHT

      DARDEN RESTAURANTS (2.9% OF NET ASSETS) has revamped its existing Olive Garden and Red Lobster franchises, and has introduced concept restaurants Bahama Breeze and Smokey Bones. Both could add to growth. We bought the stock at about $16 per share, and it closed above $27 per share on April 30th.

      SOLD

      ARIBA is an Internet stock that engages in e-commerce business. Initially, we believed the company had a good business model. Later, we realized the model was flawed, and the competition more intense than originally thought. We subsequently sold our position.

LIBERTY CONTRARIAN FUND

The fund seeks long-term appreciation by investing at least 60% of assets in common stocks with large and medium market capitalizations, and the rest in small market capitalization stocks. The manager follows a contrarian approach to investing.

RETURNS BEAT BENCHMARK

The fund held its own in a difficult market environment. For the six months ended April 30, 2001, class A shares of the fund had a total return of 3.88% (unadjusted for sales charge), versus negative 12.06% for its benchmark, the S&P
500. The difference is nearly 16 percentage points over only a six-month period. The return also compares well with the Russell 2000, an index of small-cap stocks, which was down 1.77%. The fund adhered to its contrarian philosophy, and prospered in a period of economic volatility and uncertainty.

PARITY AMONG SECTORS

The fund's performance cannot be attributed to one particular industry or asset class. We believe we are in a stock picking market environment. One of our better technology performers was Intergraph (4.7% of net assets). The company develops technical software, and suffered from an erroneous perception in the markets that it was a money loser. We felt differently and made it one of our top portfolio picks. Others that did very well despite the technology slide were Electronics for Imaging (1.0% of net assets) and Dell Computer (1.6% of net assets). Some of our less profitable investments included SanDisk (2.2% of net assets) and Sun Microsystems (2.3% of net assets). These technology stocks were recently added to the portfolio, but weren't able to rise against the market correction. Nevertheless, our bottom-up stock picking strategy was in high gear, and our successes outweighed failures during the last six months.

FUND OBJECTIVES AND STRATEGIES

The Liberty Contrarian Fund attempts to combine only the very best contrarian ideas from the Liberty Contrarian Equity and Liberty Contrarian Small-Cap funds. These two funds are managed with the express purpose of buying and selling stocks at the best prices possible. The Liberty Contrarian Fund is also differentiated from its peers by aiming to produce more long-term taxable gains, which would be passed on to investors at lower tax rates than ordinary income.

To reduce volatility in the fund and protect long-term capital gains, the Liberty Contrarian Fund occasionally engages in covered call writing. If a security appreciates to our price target, but has been held less than one year, the gain is considered ordinary income. We prefer to hold this security until gains become long term. Writing covered calls provides some protection against loss during that time. There is, however, a point at which trading profits for tax relief is an ineffective strategy. We are aware of this, and try to balance this strategy with our fund's objective.

POISED FOR CONTINUED SLOW GROWTH

We remain in a period of slower economic growth. This trend may continue for two reasons. First, the Fed has moved to lower interest rates. Any additional liquidity takes time to filter through the economy. Second, this country has been without an energy policy for close to a decade. A turnaround doesn't happen overnight. Supply has to catch up with demand. Infrastructure such as power plants and distribution lines need to be put in place, and that takes time as well.

OUTLOOK

Most investors have a hangover from the robust economic environment of the 1990s. It was defined by high valuations and over-abundant liquidity. This scene has been replaced by one of higher market volatility and slower economic growth. If this market continues, or even if conditions improve mildly, we think it will produce many investment opportunities consistent with our contrarian investment philosophy.

/s/ John E. Maack, Jr.

John E. Maack, Jr.

JOHN E. MAACK, JR., CFA,
is portfolio manager at Crabbe
Huson Group Inc.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Investing in small stocks presents special risks, including possible illiquidity and greater price volatility than stocks of more established companies.

SECTOR BREAKDOWN AS OF 4/30/01

                                  [PIE CHART]

Technology                                      25

Consumer staples                                18

Energy                                          13

Financials                                      13

Health care                                     12

Consumre cyclical                               11

Basic materials                                  4

Other                                            4


SECTOR BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF TOTAL EQUITY INVESTMENTS. THERE IS NO GUARANTEE THE FUND WILL MAINTAIN THESE SECTOR BREAKDOWNS IN THE FUTURE SINCE IT IS ACTIVELY MANAGED.

INDUSTRY SECTORS IN THE FOLLOWING FINANCIAL STATEMENTS ARE BASED UPON THE STANDARD INDUSTRIAL CLASSIFICATIONS (SIC) AS PUBLISHED BY THE US OFFICE OF MANAGEMENT AND BUDGET. THE SECTOR CLASSIFICATIONS USED ON THIS PAGE ARE BASED UPON THE ADVISOR'S DEFINED CRITERIA AS USED IN THE INVESTMENT PROCESS.

 PERFORMANCE INFORMATION -- LIBERTY CONTRARIAN FUND

Growth of a $10,000 investment
12/1/98 - 4/30/01

 PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE
 CLASSES 12/1/98 - 4/30/01 ($)

                 without                  with
              sales charge            sales charge
 ---------------------------------------------------
 Class A         14,367                  13,541

 ---------------------------------------------------

 Class B         14,102                  13,802

 ---------------------------------------------------

 Class C         14,103                  14,103

                                   [LINE GRAPH]

                                                CLASS A SHARES (WITHOUT    CLASS A SHARES (WITH SALES
                                                     SALES CHARGE)                  CHARGE)                   S&P 500 INDEX
                                                -----------------------    --------------------------         -------------
12/1998                                                10000.00                     9425.00                     10000.00
                                                       10180.00                     9594.65                     10576.00
                                                       10439.60                     9839.31                     11018.10
                                                        9880.03                     9311.93                     10675.40
                                                       10280.20                     9689.06                     11102.40
                                                       11280.40                    10631.80                     11532.10
                                                       11611.00                    10943.30                     11259.90
                                                       12051.00                    11358.10                     11882.60
                                                       11811.20                    11132.00                     11513.10
                                                       11240.70                    10594.40                     11455.50
                                                       10701.20                    10085.80                     11141.60
                                                       10390.80                     9793.35                     11846.90
                                                       11020.50                    10386.80                     12087.40
                                                       11710.40                    11037.00                     12798.10
                                                       11750.20                    11074.60                     12155.70
                                                       11750.20                    11074.60                     11925.90
                                                       12790.10                    12054.70                     13092.30
                                                       12850.20                    12111.30                     12698.20
                                                       12929.90                    12186.40                     12437.90
                                                       13200.10                    12441.10                     12743.80
                                                       13390.20                    12620.30                     12545.00
                                                       14350.30                    13525.10                     13324.10
                                                       14180.90                    13365.50                     12620.60
                                                       13830.70                    13035.40                     12567.60
                                                       13060.30                    12309.30                     11577.20
                                                       14311.50                    13488.60                     11634.00
                                                       14753.70                    13905.40                     12047.00
                                                       13749.00                    12958.40                     10949.50
                                                       13274.60                    12511.30                     10256.40
4/2001                                                 14367.00                    13541.00                     11052.00

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index. The index performance is from 11/30/98.

Average annual total return as of 4/30/01 (%)

Share class                                A                             B                             C
Inception                               12/1/98                       12/1/98                       12/1/98
--------------------------------------------------------------------------------------------------------------------------
                                  without      with             without      with          without            with
                                   sales       sales             sales       sales          sales             sales
                                  charge      charge            charge      charge         charge            charge
--------------------------------------------------------------------------------------------------------------------------
Six months (cumulative)             3.88       -2.09              3.46       -1.22           3.47              2.53
--------------------------------------------------------------------------------------------------------------------------
One year                           11.80        5.38             10.86        5.86          10.96              9.96
--------------------------------------------------------------------------------------------------------------------------
Life                               16.22       13.40             15.32       14.30          15.33             15.33

Average annual total return as of 3/31/01 (%)

Share class                                A                             B                             C
--------------------------------------------------------------------------------------------------------------------------
                                  without      with             without      with          without            with
                                   sales       sales             sales       sales          sales             sales
                                  charge      charge            charge      charge         charge            charge
--------------------------------------------------------------------------------------------------------------------------
One year                            3.78       -2.19              3.00       -1.66           3.09              2.16
--------------------------------------------------------------------------------------------------------------------------
Life                               12.93       10.10             12.07       10.96          12.08             12.08

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

LIBERTY CONTRARIAN FUND

INVESTMENT PORTFOLIO

April 30, 2001
(Unaudited)

COMMON STOCKS -- 97.8%              SHARES        VALUE
-------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 15.7%
DEPOSITORY INSTITUTIONS -- 2.6%
U.S. Bancorp                         2,909   $   61,613
Washington Mutual, Inc.              1,400       69,902
                                             ----------
                                                131,515
                                             ----------
INSURANCE CARRIERS -- 11.3%
American Financial Group, Inc.       3,700       98,383
Chubb Corp.                          1,000       66,750
Fidelity National Financial,
  Inc.                                 700       16,387
Heidrick & Struggles
  International, Inc. (a)            2,400       60,600
MGIC Investment Corp.                  700       45,493
Oxford Health Plans, Inc. (a)        1,900       59,090
Safeco Corp.                         4,800      128,160
StanCorp Financial Group, Inc.       2,100       96,033
                                             ----------
                                                570,896
                                             ----------
NONDEPOSITORY CREDIT INSTITUTE -- 0.0%
Associates First Capital Corp.
  (a)
  Residual Value Obligation         11,400          171
                                             ----------
REAL ESTATE -- 1.1%
Centillium Communications, Inc.
  (a)                                2,000       55,600
                                             ----------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Healthcare Realty Trust, Inc.        1,500       36,000
                                             ----------
-------------------------------------------------------
MANUFACTURING -- 35.5%
CHEMICALS & ALLIED PRODUCTS -- 5.6%
Goodrich (B.F.) Co.                  1,600       63,040
SICOR, Inc. (a)                      7,300      108,843
SanDisk Corp. (a)                    4,200      112,812
                                             ----------
                                                284,695
                                             ----------
COMMUNICATIONS EQUIPMENT -- 1.5%
Motorola, Inc.                       4,900       76,195
                                             ----------
FABRICATED METAL -- 2.7%
Newell Rubbermaid, Inc.              5,100      137,496
                                             ----------
FOOD & KINDRED PRODUCTS -- 1.7%
IBP, Inc.                            5,300       84,270
                                             ----------
LAB ANALYTICAL & MEASURING
  INSTRUMENTS -- 2.2%
Boston Scientific Corp. (a)          6,900      109,572
                                             ----------

-------------------------------------------------------
                                    SHARES        VALUE
MACHINERY & COMPUTER EQUIPMENT -- 7.8%
Black & Decker Corp.                 2,100   $   83,706
Dell Computer Corp. (a)              3,100       81,499
International Business Machines
  Corp.                                700       80,598
Lexmark International Group,
  Inc. (a)                           2,400      147,432
                                             ----------
                                                393,235
                                             ----------
MEASURING & ANALYZING INSTRUMENTS -- 1.5%
WebMD Corp. (a)                      8,800       76,648
                                             ----------
PAPER PRODUCTS -- 3.7%
Ikon Office Solutions, Inc.         11,300       70,060
Smurfit-Stone Container Corp.
  (a)                                7,900      115,735
                                             ----------
                                                185,795
                                             ----------
PETROLEUM REFINING -- 1.3%
USX-Marathon Group                   2,100       67,116
                                             ----------
PRIMARY METAL -- 0.2%
Encompass Services Corp. (a)         2,200       11,308
                                             ----------
PRIMARY SMELTING -- 1.8%
Phelps Dodge Corp.                   2,000       89,480
                                             ----------
PRINTING & PUBLISHING -- 1.4%
Mail-Well, Inc. (a)                 15,100       72,782
                                             ----------
RUBBER & PLASTIC -- 4.1%
Nike, Inc., Class B                  3,500      146,335
Tupperware Corp.                     2,800       61,656
                                             ----------
                                                207,991
                                             ----------
-------------------------------------------------------
MINING & ENERGY -- 11.9%
CRUDE PETROLEUM & NATURAL GAS -- 7.7%
Anadarko Petroleum Corp.             1,228       79,353
Burlington Resources, Inc.           3,000      141,630
Occidental Petroleum Corp.           5,600      168,672
                                             ----------
                                                389,655
                                             ----------
OIL & GAS EXTRACTION -- 2.8%
Grey Wolf, Inc. (a)                 21,700      138,880
                                             ----------
OIL & GAS FIELD SERVICES -- 1.4%
Schlumberger Ltd.                    1,100       72,930
                                             ----------
-------------------------------------------------------
RETAIL TRADE -- 5.3%
RESTAURANTS -- 5.3%
Darden Restaurants, Inc.             5,400      147,474
McDonald's Corp.                     4,400      121,000
                                             ----------
                                                268,474
                                             ----------
-------------------------------------------------------
SERVICES -- 19.4%
BUSINESS SERVICES -- 2.3%
Sun Microsystems, Inc. (a)           6,900      118,128
                                             ----------

See notes to financial statements.

April 30, 2001
(Unaudited)

COMMON STOCKS (CONTINUED)           SHARES        VALUE
-------------------------------------------------------
COMPUTER SOFTWARE -- 9.4%
Adobe Systems, Inc.                  2,800   $  125,776
Intergraph Corp. (a)                18,300      240,462
Oracle Corp. (a)                     6,900      111,504
                                             ----------
                                                477,742
                                             ----------
HEALTH SERVICES -- 4.7%
Covance, Inc. (a)                    4,800       78,960
HEALTHSOUTH Corp. (a)                6,400       89,920
Tenet Healthcare Corp.               1,500       66,960
                                             ----------
                                                235,840
                                             ----------
PERSONAL SERVICES -- 3.0%
Service Corporation
  International                     19,400       90,598
Stewart Enterprises, Inc.           11,800       61,360
                                             ----------
                                                151,958
                                             ----------
-------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES -- 10.0%
BROADCASTING -- 2.4%
AT&T Corp-Liberty Media Group,
  Class A (a)                        7,600      121,600
                                             ----------
COMMUNICATIONS -- 1.2%
Spanish Broadcasting System,
  Inc., Class A (a)                 10,200       62,424
                                             ----------
ELECTRIC SERVICES -- 1.3%
FedEx Corp. (a)                      1,500       63,105
                                             ----------
TELCOMMUNICATIONS -- 3.4%
Electronics for Imaging, Inc.
  (a)                                1,900       52,820
Verizon Communications               1,300       71,591
Virata Corp. (a)                     3,500       47,600
                                             ----------
                                                172,011
                                             ----------

-------------------------------------------------------
COMMON STOCKS (CONTINUED)           SHARES        VALUE
WATER TRANSPORTATION -- 1.7%
Carnival Corp.                       3,300   $   87,450
                                             ----------
Total Common Stocks (cost of
  $3,961,286) (b)                             4,950,962
                                             ----------
SHORT-TERM OBLIGATION -- 3.6%          PAR
-------------------------------------------------------
Repurchase agreement with SBC
  Warburg Ltd., dated 04/30/01
  due 05/01/01 at 4.47%
  collateralized by U.S.
  Treasury notes with
  maturities to 2025, market
  value $184,301 (repurchase
  proceeds $182,023)              $182,000      182,000
                                             ----------
WRITTEN OPTIONS -- (0.3%)%                      (14,220)
-------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- (1.1%)       (55,193)
-------------------------------------------------------
NET ASSETS -- 100.0%                         $5,063,549
                                             ==========

NOTES TO INVESTMENT PORTFOLIO.
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

See notes to financial statements.

 PORTFOLIO MANAGERS' REPORT - LIBERTY CONTRARIAN EQUITY FUND

      TOP 10 HOLDINGS AS OF 4/30/01 (%)

       Alcoa                       3.3

       Darden Restaurants          3.0

       Duke Energy                 2.9

       Nike Class B                2.7

       Comcast-Sp. Class A         2.6

       Sealed Air                  2.6

       U.S. Bancorp                2.5

       Schlumberger                2.4

       Lexmark International       2.4

       Advanced Micro Devices      2.3


       PORTFOLIO HOLDING BREAKDOWNS ARE
       CALCULATED AS A PERCENTAGE OF NET
       ASSETS. THERE CAN BE NO GUARANTEE THE
       FUND WILL CONTINUE TO MAINTAIN THESE
       HOLDINGS IN THE FUTURE SINCE IT IS
       ACTIVELY MANAGED.

      HELD

      LEXMARK INTERNATIONAL (2.4% OF NET ASSETS) makes inkjet and laserjet printers. Reflecting its close kinship to Hewlett-Packard, which has experienced its own problems, the stock was abandoned by the investment community. We saw its value and bought it at an average cost of $36 per share. Recently, the stock traded at $67 per share.

      BOUGHT

      If you think the effects of mad cow disease have not reached our shores, think again. The stock price of SEALED AIR (2.6% OF NET ASSETS), one of the largest producers of materials used to package raw meat, fell as consumption dropped in Europe. We believe the affect is short term in nature.

LIBERTY CONTRARIAN EQUITY FUND

The fund seeks long-term appreciation by investing at least 65% of assets in common stocks with large and medium market capitalizations. The managers follow a basic contrarian approach to investing.

A STRONG PERFORMANCE

A look at the returns of the Liberty Contrarian Equity Fund hints that the contrarian investment style has turned a corner. Class A shares of the fund achieved a total return of 3.63% (unadjusted for sales charge) for the six months ended April 30, 2001 compared to negative 12.06% for the S&P 500 Index. That's a difference of more than 15 percentage points over the same time period. As with our other contrarian fund offerings, there was no single sector, or asset class that contributed greatly to the fund's good results. Ultimately, our bottom-up stock picking across all sectors drove the fund's strong relative performance.

ONE EXCEPTION IS ENERGY

One sector that stands out is energy. Although these stocks were good performers in the fourth quarter 2000, they recently took a breather. The real price of energy has been declining for ten years, which has caused oil and gas companies to limit investment. We believe it could take several years to correct the gap between the supply and demand for natural gas. Meanwhile, OPEC seems determined to maintain oil prices between $25-28 per barrel. This should provide a positive backdrop for energy stocks.

SOME SUCCESSES DESPITE SLOWER GROWTH

The United States has entered a period of slower economic growth and subdued corporate earnings and growth. This environment generally has a greater negative impact on large- and mid-cap stocks, which make up the portfolio. These two asset classes tend to be more cyclical in nature. As contrarian investors, we're looking for stocks that have more upside in this environment. Philip Morris (1.9% of net assets) is a diversified company with good cash flow. Although burdened with litigation, we believe these concerns are already factored into the stock price. A new Republican administration may guide the US Justice Department to punish the tobacco industry less harshly. These factors persuaded us to purchase the stock at about $23 per share. On April 30, 2001 the stock closed at $50 per share.

POWER PARES BASIC MATERIALS

A significant portion of the portfolio is made up of basic materials stocks. We have recognized, however, that if the economy weakens, basic materials stocks could have a problem. Energy is causing dislocations in basic materials similar to the mid-1970s. Consider the Pacific Northwest. The area was known for aluminum production, but increased power costs have affected productivity. Currently, about 10 local refiners, representing nearly 14% of the country's total aluminum production, have been shut down due to the high cost of energy. Producers are looking for the right energy prices, instead of focusing their resources on market share. Alcoa (3.3% of net assets) has managed to defy this trend. It has performed very well over the last six months. This company is a solid example of our bottom-up stock picking strategy at work.

CONTRARIAN OUTLOOK

Several years ago the market was defined by high valuations, low inflation, low unemployment and a huge liquidity surge. Very few stocks fell out of favor. We are currently in a market defined by volatility and uncertainty. It is one that we believe has the potential to correct further, which gives us reason to smile. This is the perfect opportunity to showcase our contrarian research and stock picking strategy.

/s/ John E. Maack, Jr.

John E. Maack, Jr.

/s/ Robert E. Anton

Robert E. Anton

/s/ Jeffrey D. Huffman

Jeffrey D. Huffman

JOHN E. MAACK, JR., CFA, ROBERT E. ANTON AND JEFFREY D. HUFFMAN, CFA are co-portfolio managers at Crabbe Huson Group Inc.

SECTOR BREAKDOWN AS OF 4/30/01

                                  [PIE CHART]

Technology                                      21

Consumer staples                                15

Energy                                          15

Consumer cyclical                               12

Financials                                      10

Capital goods                                    9

Health care                                      7

Basic materials                                  4

Transportation                                   4

Utilities                                        3



SECTOR BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF TOTAL EQUITY INVESTMENTS. THERE IS NO GUARANTEE THE FUND WILL MAINTAIN THESE SECTOR BREAKDOWNS IN THE FUTURE SINCE IT IS ACTIVELY MANAGED.

INDUSTRY SECTORS IN THE FOLLOWING FINANCIAL STATEMENTS ARE BASED UPON THE STANDARD INDUSTRIAL CLASSIFICATIONS (SIC) AS PUBLISHED BY THE US OFFICE OF MANAGEMENT AND BUDGET. THE SECTOR CLASSIFICATIONS USED ON THIS PAGE ARE BASED UPON THE ADVISOR'S DEFINED CRITERIA AS USED IN THE INVESTMENT PROCESS.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments.

 PERFORMANCE INFORMATION -- LIBERTY CONTRARIAN EQUITY FUND

Growth of a $10,000 investment
4/30/91 - 4/30/01

 PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE
 CLASSES 4/30/91 - 4/30/01 ($)

                 without                  with
              sales charge            sales charge
 ---------------------------------------------------
 Class A         34,800                  32,799

 ---------------------------------------------------

 Class B         34,110                  34,110

 ---------------------------------------------------

 Class C         34,145                  34,145

 ---------------------------------------------------

 Class I         35,509                     N/A

                                   [LINE GRAPH]

                                                CLASS A SHARES (WITHOUT    CLASS A SHARES (WITH SALES
                                                     SALES CHARGE)                  CHARGE)                   S&P 500 INDEX
                                                -----------------------    --------------------------         -------------
4/1991                                                 10000.00                     9425.00                     10000.00
                                                       10369.00                     9772.78                     10430.00
                                                        9973.94                     9400.44                      9952.31
                                                       10309.10                     9716.29                     10416.10
                                                       10429.70                     9829.97                     10661.90
                                                       10541.30                     9935.16                     10483.90
                                                       10790.00                    10169.60                     10624.30
                                                       10490.10                     9886.91                     10197.20
                                                       11177.20                    10534.50                     11361.80
                                                       11475.60                    10815.80                     11150.40
                                                       11819.90                    11140.20                     11294.30
                                                       11680.40                    11008.80                     11075.20
                                                       11792.50                    11114.50                     11399.70
                                                       11914.00                    11229.00                     11455.50
                                                       11765.10                    11088.60                     11284.80
                                                       12286.30                    11579.80                     11745.30
                                                       12007.40                    11317.00                     11505.60
                                                       12156.30                    11457.30                     11641.40
                                                       12138.00                    11440.10                     11681.00
                                                       12789.90                    12054.40                     12078.10
                                                       13011.10                    12263.00                     12226.70
                                                       13540.70                    12762.10                     12329.40
                                                       13589.40                    12808.00                     12497.10
                                                       14010.70                    13205.10                     12760.80
                                                       14010.70                    13205.10                     12452.00
                                                       14608.90                    13768.90                     12784.50
                                                       14579.70                    13741.40                     12821.50
                                                       14530.10                    13694.70                     12770.20
                                                       15089.60                    14221.90                     13254.20
                                                       15060.90                    14194.90                     13152.20
                                                       15767.20                    14860.60                     13424.40
                                                       15953.30                    15036.00                     13296.90
                                                       16390.40                    15448.00                     13457.80
                                                       16928.00                    15954.70                     13915.30
                                                       16948.30                    15973.80                     13538.20
                                                       16275.50                    15339.60                     12949.30
                                                       16451.30                    15505.30                     13115.10
                                                       16482.50                    15534.80                     13328.90
                                                       16119.90                    15193.00                     13002.30
                                                       16782.40                    15817.50                     13428.80
                                                       17309.40                    16314.10                     13978.00
                                                       16968.40                    15992.70                     13636.90
                                                       17009.10                    16031.10                     13942.40
                                                       16502.30                    15553.40                     13434.90
                                                       16650.80                    15693.40                     13633.70
                                                       16660.80                    15702.80                     13986.90
                                                       17308.90                    16313.60                     14531.00
                                                       17902.60                    16873.20                     14959.60
                                                       18115.60                    17074.00                     15399.40
                                                       18550.40                    17483.70                     16013.90
                                                       19101.30                    18003.00                     16385.40
                                                       19802.30                    18663.70                     16927.70
                                                       19950.90                    18803.70                     16970.10
                                                       20056.60                    18903.40                     17686.20
                                                       19282.40                    18173.70                     17622.50
                                                       20609.10                    19424.00                     18394.40
                                                       20613.20                    19427.90                     18749.40
                                                       20703.90                    19513.40                     19386.90
                                                       20579.70                    19396.30                     19567.20
                                                       21221.70                    20001.50                     19755.00
                                                       21975.10                    20711.50                     20045.40
                                                       21964.10                    20701.20                     20560.60
                                                       21513.90                    20276.80                     20638.70
                                                       20253.20                    19088.60                     19726.50
                                                       21379.20                    20149.90                     20142.70
                                                       22245.10                    20966.00                     21274.70
                                                       21940.30                    20678.80                     21861.90
                                                       23087.80                    21760.20                     23512.50
                                                       23032.40                    21708.00                     23047.00
                                                       23313.40                    21972.90                     24485.10
                                                       23203.80                    21869.60                     24678.50
                                                       22507.70                    21213.50                     23666.70
                                                       22593.20                    21294.10                     25077.20
                                                       25392.50                    23932.50                     26609.40
                                                       26735.80                    25198.50                     27793.60
                                                       28569.90                    26927.10                     30003.20
                                                       28129.90                    26512.40                     28323.00
                                                       29854.30                    28137.60                     29872.20
                                                       28498.90                    26860.20                     28874.50
                                                       28487.50                    26849.40                     30211.40
                                                       28963.20                    27297.80                     30731.00
                                                       28948.70                    27284.20                     31069.10
                                                       31079.40                    29292.30                     33309.20
                                                       32422.00                    30557.70                     35014.60
                                                       32454.40                    30588.30                     35371.70
                                                       30572.00                    28814.20                     34763.30
                                                       29367.50                    27678.90                     36174.70
                                                       26944.70                    25395.40                     35791.30
                                                       21927.60                    20666.80                     30619.40
                                                       23517.30                    22165.10                     32582.20
                                                       25633.90                    24160.00                     35227.80
                                                       25941.50                    24449.90                     37362.60
                                                       26411.00                    24892.40                     39514.70
                                                       26395.20                    24877.50                     41166.40
                                                       24705.90                    23285.30                     39886.20
                                                       27119.70                    25560.30                     41481.60
                                                       30336.10                    28591.80                     43086.90
                                                       30721.30                    28954.90                     42070.10
                                                       31701.30                    29878.50                     44396.60
                                                       30319.20                    28575.80                     43015.80
                                                       28936.60                    27272.80                     42800.70
                                                       27489.80                    25909.10                     41628.00
                                                       26992.20                    25440.20                     44263.10
                                                       28344.50                    26714.70                     45161.60
                                                       29172.20                    27494.80                     47817.10
                                                       28425.40                    26790.90                     45416.70
                                                       26884.70                    25338.90                     44558.30
                                                       30331.30                    28587.30                     48916.10
                                                       31029.00                    29244.80                     47443.70
                                                       31326.80                    29525.60                     46471.10
                                                       31593.10                    29776.50                     47614.30
                                                       31296.20                    29496.60                     46871.50
                                                       33715.30                    31776.70                     49782.30
                                                       32821.90                    30934.60                     47153.80
                                                       33599.80                    31667.80                     46955.70
                                                       31892.90                    30059.10                     43255.60
                                                       33672.50                    31736.30                     43467.60
                                                       35800.60                    33742.10                     45010.70
                                                       33974.80                    32021.20                     40910.20
                                                       32242.10                    30388.20                     38320.60
4/2001                                                 34800.00                    32799.00                     41294.20

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

Average annual total return as of 4/30/01 (%)

Share class                                            A                      B                      C                    I
Inception                                           1/31/89                1/26/99                1/26/99              10/3/96
---------------------------------------------------------------------------------------------------------------------------------
                                                without    with        without    with        without    with
                                                 sales    sales         sales    sales         sales    sales
                                                charge    charge       charge    charge       charge    charge
---------------------------------------------------------------------------------------------------------------------------------
Six months (cumulative)                           3.63    -2.33          3.13    -1.43          3.18     2.27          3.92
---------------------------------------------------------------------------------------------------------------------------------
One year                                         12.21     5.76         11.21     6.29         11.32    10.34         12.82
---------------------------------------------------------------------------------------------------------------------------------
Five years                                        9.63     8.34          9.19     8.93          9.22     9.22         10.07
---------------------------------------------------------------------------------------------------------------------------------
Ten years                                        13.28    12.61         13.05    13.05         13.07    13.07         13.51

Average annual total return as of 3/31/01 (%)

Share class                                            A                      B                      C                  I
---------------------------------------------------------------------------------------------------------------------------------
                                                without    with        without    with        without    with
                                                 sales    sales         sales    sales         sales    sales
                                                charge    charge       charge    charge       charge    charge
---------------------------------------------------------------------------------------------------------------------------------
One year                                          6.28     0.17          5.36     0.70          5.41     4.48          6.81
---------------------------------------------------------------------------------------------------------------------------------
Five years                                        8.71     7.43          8.30     8.04          8.31     8.31          9.13
---------------------------------------------------------------------------------------------------------------------------------
Ten years                                        12.59    11.92         12.37    12.37         12.38    12.38         12.81

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B, C and I share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

LIBERTY CONTRARIAN EQUITY FUND

INVESTMENT PORTFOLIO

April 30, 2001
(Unaudited)

COMMON STOCKS -- 98.0%             SHARES          VALUE
--------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 10.6%
DEPOSITORY INSTITUTIONS -- 4.1%
FleetBoston Financial Corp.        52,600   $  2,018,262
U.S. Bancorp                      149,417      3,164,652
                                            ------------
                                               5,182,914
                                            ------------
INSURANCE CARRIERS -- 4.5%
ACE Ltd.                           74,600      2,663,220
MGIC Investment Corp.              22,700      1,475,273
Oxford Health Plans, Inc.
  (a)                              48,700      1,514,570
                                            ------------
                                               5,653,063
                                            ------------
NONDEPOSITORY CREDIT INSTITUTION -- 2.0%
Countrywide Credit
  Industries, Inc.                 17,700        755,259
Fannie Mae                         21,500      1,725,590
                                            ------------
                                               2,480,849
                                            ------------
--------------------------------------------------------
MANUFACTURING -- 39.9%
APPAREL -- 1.1%
Liz Claiborne, Inc.                29,000      1,425,640
                                            ------------
CHEMICALS & ALLIED PRODUCTS -- 1.5%
Goodrich (B.F.) Co.                49,200      1,938,480
                                            ------------
COMMUNICATIONS EQUIPMENT -- 0.9%
Motorola, Inc.                     72,400      1,125,820
                                            ------------
ELECTRONIC MACHINERY, COMPONENTS &
  SUPPLIES -- 0.7%
Conexant Systems, Inc. (a)         79,000        849,250
                                            ------------
ELECTRONIC & ELECTRICAL EQUIPMENT -- 2.3%
Advanced Micro Devices, Inc.       95,100      2,948,100
                                            ------------
ELECTRONIC COMPONENTS -- 1.7%
Intel Corp. (a)                    66,900      2,067,879
LSI Logic Corp. (a)                 6,000        122,820
                                            ------------
                                               2,190,699
                                            ------------
FOOD & KINDRED PRODUCTS -- 3.4%
IBP, Inc.                         122,700      1,950,930
Philip Morris Companies,
  Inc.                             46,600      2,335,126
                                            ------------
                                               4,286,056
                                            ------------
LAB ANALYTICAL & MEASURING
  INSTRUMENTS -- 1.2%
Boston Scientific Corp. (a)        91,400      1,451,432
                                            ------------

--------------------------------------------------------
                                   SHARES          VALUE
MACHINERY & COMPUTER EQUIPMENT -- 8.4%
Black & Decker Corp.               50,200   $  2,000,972
Compaq Computer Corp.              61,300      1,072,750
Dell Computer Corp. (a)            63,200      1,661,528
EMC Corp. (a)                      16,500        653,400
International Business
  Machines Corp.                   13,900      1,600,446
Lexmark International Group,
  Inc. (a)                         49,100      3,016,213
Silicon Graphics, Inc. (a)        196,000        513,520
                                            ------------
                                              10,518,829
                                            ------------
MEASURING & ANALYZING INSTRUMENTS -- 0.8%
Eastman Kodak Co.                  21,700        943,950
                                            ------------
MISCELLANEOUS MANUFACTURING -- 2.5%
Hasbro, Inc.                       98,900      1,211,525
Tyco International Ltd.            36,800      1,964,016
                                            ------------
                                               3,175,541
                                            ------------
PETROLEUM REFINING -- 3.7%
USX-Marathon Group                 73,500      2,349,060
Unocal Corp.                       60,300      2,301,048
                                            ------------
                                               4,650,108
                                            ------------
PRIMARY METAL -- 3.3%
Alcoa, Inc.                        99,400      4,115,160
                                            ------------
PRIMARY SMELTING -- 0.8%
Phelps Dodge Corp.                 21,700        970,858
                                            ------------
RUBBER & PLASTIC -- 7.6%
Newell Rubbermaid, Inc.           104,300      2,811,928
Nike, Inc., Class B                82,500      3,449,325
Sealed Air Corp.                   85,200      3,305,760
                                            ------------
                                               9,567,013
                                            ------------
--------------------------------------------------------
MINING & ENERGY -- 12.4%
CRUDE PETROLEUM & NATURAL GAS -- 6.4%
Anadarko Petroleum Corp.           43,592      2,816,915
Burlington Resources, Inc.         53,800      2,539,898
Occidental Petroleum Corp.         88,600      2,668,632
                                            ------------
                                               8,025,445
                                            ------------
OIL & GAS FIELD SERVICES -- 6.0%
Baker Hughes, Inc.                 71,200      2,797,448
McDermott International,
  Inc.                            145,400      1,775,334
Schlumberger Ltd.                  45,900      3,043,170
                                            ------------
                                               7,615,952
                                            ------------
--------------------------------------------------------
RETAIL TRADE -- 6.3%
APPAREL & ACCESSORY STORES -- 1.8%
Nordstrom, Inc.                   125,100      2,300,589
                                            ------------

See notes to financial statements.

April 30, 2001
(Unaudited)

COMMON STOCKS (CONTINUED)          SHARES          VALUE
--------------------------------------------------------
RESTAURANTS -- 4.5%
Darden Restaurants, Inc.          140,100   $  3,826,131
McDonald's Corp.                   66,800      1,837,000
                                            ------------
                                               5,663,131
                                            ------------
--------------------------------------------------------
SERVICES -- 14.6%
BUSINESS SERVICES -- 0.7%
Sun Microsystems, Inc.             55,700        953,584
                                            ------------
COMPUTER RELATED SERVICES -- 4.3%
At Home Corp., Series A (a)        67,300        255,067
Convergys Corp. (a)                70,900      2,587,850
Siebel Systems, Inc.               55,500      2,529,690
                                            ------------
                                               5,372,607
                                            ------------
COMPUTER SOFTWARE -- 4.0%
Adobe Systems, Inc.                37,900      1,702,468
Microsoft Corp. (a)                22,000      1,490,500
Oracle Corp.                      112,600      1,819,616
                                            ------------
                                               5,012,584
                                            ------------
HEALTH SERVICES -- 4.1%
Healthsouth Corp. (a)             193,300      2,715,865
Health Management
  Associates, Inc. (a)             71,700      1,284,864
WebMD Corp. (a)                   136,300      1,187,173
                                            ------------
                                               5,187,902
                                            ------------
PERSONAL SERVICES -- 1.5%
FedEx Corp. (a)                    44,200      1,859,494
                                            ------------
--------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRICAL, GAS & SANITARY
SERVICES -- 14.2%
AIR TRANSPORTATION -- 2.3%
British Airways PLC                57,100      2,892,115
                                            ------------
BROADCASTING -- 4.8%
AT&T Corp-Liberty Media
  Group, Class A (a)              170,500      2,728,000
Comcast Corp., Special Class
  A,                               75,700      3,323,987
                                            ------------
                                               6,051,987
                                            ------------
COMMUNICATIONS -- 0.2%
CIENA Corp.                         5,300        291,818
                                            ------------

--------------------------------------------------------
                                   SHARES          VALUE
ELECTRIC SERVICES -- 2.9%
Duke Energy Corp.                  77,200   $  3,609,872
                                            ------------
SANITARY SERVICES -- 1.9%
Waste Management, Inc.            100,500      2,453,205
                                            ------------
TELECOMMUNICATIONS -- 0.3%
Juniper Networks, Inc. (a)          5,700        336,471
                                            ------------
WATER TRANSPORTATION -- 1.8%
Carnival Corp.                     83,400      2,210,100
                                            ------------
Total Common Stocks (cost of
  $102,302,797) (b)                          123,310,618
                                            ------------
SHORT-TERM OBLIGATION -- 1.9%         PAR
--------------------------------------------------------
Repurchase agreement with
  SBC Warburg Ltd., dated
  04/30/01, due 05/01/01 at
  4.47%, collateralized by
  U.S. Treasury Notes with
  maturities to 2021, market
  value $2,471,861
  (repurchase proceeds
  $2,441,303)                  $2,441,000      2,441,000
                                            ------------
OTHER ASSETS & LIABILITIES, NET -- 0.1%           67,760
--------------------------------------------------------
NET ASSETS -- 100.0%                        $125,819,378
                                            ============

NOTES TO INVESTMENT PORTFOLIO.
(a) Non-income producing security.
(b) Cost for federal income tax purposes is the same.

See notes to financial statements.

 PORTFOLIO MANAGERS' REPORT - LIBERTY CONTRARIAN SMALL-CAP FUND

      TOP 10 HOLDINGS AS OF 4/30/01 (%)


       Intergraph                  5.1

       Grey Wolf                   3.6

       Longview Fibre              3.2

       SICOR                       3.1

       Century Aluminum            3.0

       Forest Oil                  2.8

       Champion Enterprises        2.7

       Covance                     2.6

       Devon Energy                2.5

       Ocwen Financial             2.4


       PORTFOLIO HOLDING BREAKDOWNS ARE
       CALCULATED AS A PERCENTAGE OF NET
       ASSETS. THERE CAN BE NO GUARANTEE THE
       FUND WILL CONTINUE TO MAINTAIN THESE
       HOLDINGS IN THE FUTURE SINCE IT IS
       ACTIVELY MANAGED.

      HELD

      BROOKS AUTOMATION (0.7% OF NET ASSETS) illustrates the inconsistency of the technology sector. This maker of semi-conductor equipment was purchased at book value. The stock was a phenomenal performer, but we reduced our position and took some profits.

      BOUGHT

      INTERGRAPH (5.1% OF NET ASSETS) develops technical software, and implements solutions. This stock fits the contrarian mold. There was very little Wall Street coverage; and the company suffered from an incorrect market perception that they were money losers.

LIBERTY CONTRARIAN SMALL-CAP FUND

The fund seeks long-term appreciation by investing at least 65% of assets in common stocks with small market capitalizations. The managers follow a contrarian approach to investing.

RETURNS SURPASS BENCHMARK

The Liberty Contrarian Small-Cap Fund has performed well over the six months. During the period, class A shares of the fund had a total return of 7.99% (unadjusted for sales charge) compared to a total return of negative 1.77% for its benchmark, the Russell 2000 Index. The small-cap asset class has recently been among the best performers. Cash inflows have shifted away from large-cap growth to small-cap stocks. This market rotation has allowed us to sell some holdings with maturing stories in favor of other emerging opportunities.

SUCCESS FROM STOCKS, NOT SECTORS

Last year at this time, both the energy and health care sectors were among the most successful. Now there is no sector as a whole that has significantly outperformed the broader market. It might be easy to assume that technology stocks were consistently declining throughout the period. This, however, wasn't the case. There were some that performed well, and some that performed poorly. We found this inconsistency across the energy, health care and consumer non-durable sectors as well. Here are two of our best performers before they were recently sold: Although Oakley is best known for its sunglasses, this sporting goods manufacturer had a lot of new products hitting the market. Combine that with sound fundamentals, and this stock was a winner. Anchor Gaming provides many of the popular progressive slot machines in casinos today, and has devised a strategy of collecting a fee on their use. The result was a continuous revenue source for the company, and a successful stock pick for us. We still hold Omnicare (1.9% of net assets), which is a leading drug wholesaler that provides drugs to nursing homes and assisted living facilities. Programs implemented by the federal government almost bankrupted these facilities, which led to a sharp selloff in the stock. We believed this was a wonderful opportunity to buy into a well-managed growth company.

VALUATIONS SLID

In addition to technology, valuations of multimedia and Internet companies were severely tested during the period. Multimedia companies suffered from a decrease in investment capital, while Internet stocks had sky-high valuations and suspect economic models. The fundamentals of these stocks simply didn't make sense. Investors have begun to adopt our contrarian philosophy by sharpening their pencils and taking a much harder look at company fundamentals including management, financial statements and growth rates, before investing.

FUNDS MERGE FOR EFFICIENCY

During the period shareholders voted to combine the resources of the Liberty Contrarian Small-Cap Fund and the Liberty Contrarian Special Fund, but we continue to employ our contrarian investment philosophy. We felt the combination of these two funds would benefit shareholders by creating economies of scale and increasing the resulting fund's assets. Both have the potential to make the resulting fund more efficient and competitive.

STOCK PICKER'S OUTLOOK

Our bottom-up stock picking strategy may be ideal for a volatile marketplace. This environment currently exists, and we are attempting to take full advantage. We initially look for securities that have fallen in price. Many small-cap stocks remain undervalued, in our opinion, due to the focus on large-cap growth stocks over the past few years. In addition, small companies tend to be able to respond faster than large companies to dislocations in the economy. We think the fund's performance over the last six months shows we've done our homework.

/s/ John E. Maack, Jr.

John E. Maack, Jr.

/s/ John W. Johnson
John W. Johnson

/s/ Peter Belton

Peter P. Belton

JOHN E. MAACK, JR., CFA, JOHN W. JOHNSON, CFA and PETER P. BELTON, CFA are co-portfolio managers at Crabbe Huson Group Inc.

SECTOR BREAKDOWN AS OF 4/30/01

                                  [PIE CHART]

                                                %
                                               ---
Technology                                      20

Consumer discretionary                          19

Other energy                                    13

Materials and processing                        13

Health care                                     13

Producer durables                                9

Financial services                               5

Autos and transportation                         4

Other                                            4


SECTOR BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF TOTAL EQUITY INVESTMENTS. THERE IS NO GUARANTEE THE FUND WILL MAINTAIN THESE SECTOR BREAKDOWNS IN THE FUTURE SINCE IT IS ACTIVELY MANAGED.

INDUSTRY SECTORS IN THE FOLLOWING FINANCIAL STATEMENTS ARE BASED UPON THE STANDARD INDUSTRIAL CLASSIFICATIONS (SIC) AS PUBLISHED BY THE US OFFICE OF MANAGEMENT AND BUDGET. THE SECTOR CLASSIFICATIONS USED ON THIS PAGE ARE BASED UPON THE ADVISOR'S DEFINED CRITERIA AS USED IN THE INVESTMENT PROCESS.

Investing in small stocks presents special risks, including possible illiquidity and greater price volatility than stocks of more established companies.

 PERFORMANCE -- LIBERTY CONTRARIAN SMALL-CAP FUND

Growth of a $10,000 investment
4/30/91 - 4/30/01

       [LINE GRAPH]

 PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE
 CLASSES 4/30/91 - 4/30/01 ($)

                 without             with
              sales charge       sales charge
 ----------------------------------------------
 Class A         19,996             18,846

 ----------------------------------------------

 Class B         20,141             20,141

 ----------------------------------------------

 Class C         20,105             20,105

 ----------------------------------------------

 Class I         20,032                N/A

 ----------------------------------------------

 Class Z         20,050                N/A

                                                 CLASS A SHARES WITHOUT     CLASS A SHARES WITH SALES
                                                      SALES CHARGE                   CHARGE                   RUSSELL 2000
                                                 ----------------------     -------------------------         ------------
4/1991                                                  10000.00                     9425.00                    10000.00
                                                        10235.00                     9646.49                    10477.00
                                                         9721.20                     9162.23                     9866.19
                                                        10104.20                     9523.23                    10212.50
                                                        10374.00                     9777.50                    10590.40
                                                        10269.20                     9678.74                    10673.00
                                                        10496.20                     9892.64                    10954.70
                                                         9442.36                     8899.42                    10447.50
                                                         9636.87                     9082.75                    11284.40
                                                        11564.20                    10899.30                    12198.40
                                                        11930.80                    11244.80                    12554.60
                                                        11496.50                    10835.50                    12130.30
                                                        11374.70                    10720.60                    11705.70
                                                        11266.60                    10618.80                    11861.40
                                                        10656.00                    10043.30                    11300.30
                                                        11361.40                    10708.10                    11693.60
                                                        10411.60                     9812.92                    11363.80
                                                        11076.90                    10440.00                    11626.30
                                                        11348.30                    10695.80                    11996.00
                                                        12257.30                    11552.50                    12913.80
                                                        12854.20                    12115.10                    13363.20
                                                        13913.40                    13113.40                    13814.80
                                                        13668.50                    12882.60                    13495.70
                                                        14347.80                    13522.80                    13933.00
                                                        13614.70                    12831.80                    13551.20
                                                        14863.10                    14008.50                    14150.20
                                                        14537.60                    13701.70                    14237.90
                                                        14428.60                    13598.90                    14434.40
                                                        14835.50                    13982.40                    15057.90
                                                        15228.60                    14353.00                    15482.60
                                                        16043.30                    15120.80                    15880.50
                                                        16600.10                    15645.60                    15358.00
                                                        17293.90                    16299.50                    15883.30
                                                        18604.80                    17535.00                    16382.00
                                                        18716.40                    17640.20                    16323.00
                                                        17823.70                    16798.80                    15461.20
                                                        17502.80                    16496.40                    15552.40
                                                        17795.10                    16771.90                    15378.20
                                                        17683.00                    16666.30                    14855.30
                                                        18310.80                    17257.90                    15099.00
                                                        19217.20                    18112.20                    15940.00
                                                        19246.00                    18139.30                    15887.40
                                                        19636.70                    18507.60                    15825.40
                                                        18967.10                    17876.50                    15186.10
                                                        19319.80                    18209.00                    15594.60
                                                        19739.10                    18604.10                    15398.10
                                                        20216.80                    19054.30                    16038.60
                                                        20550.40                    19368.70                    16314.50
                                                        20969.60                    19763.80                    16676.70
                                                        20680.20                    19491.10                    16963.50
                                                        20781.50                    19586.60                    17843.90
                                                        21390.40                    20160.50                    18871.70
                                                        21593.70                    20352.00                    19262.40
                                                        21738.30                    20488.40                    19607.20
                                                        19986.20                    18837.00                    18730.70
                                                        20855.60                    19656.40                    19517.40
                                                        21406.20                    20175.30                    20032.70
                                                        21162.20                    19945.30                    20010.70
                                                        21331.50                    20104.90                    20635.00
                                                        22295.70                    21013.70                    21055.90
                                                        22402.70                    21114.50                    22182.40
                                                        22158.50                    20884.40                    23056.40
                                                        21806.20                    20552.30                    22108.80
                                                        20489.10                    19310.90                    20178.70
                                                        21208.20                    19988.80                    21351.10
                                                        20917.70                    19714.90                    22185.90
                                                        20995.10                    19787.90                    21844.30
                                                        21547.30                    20308.30                    22744.20
                                                        22676.30                    21372.40                    23340.10
                                                        23197.90                    21864.00                    23806.90
                                                        23230.40                    21894.60                    23230.80
                                                        23769.30                    22402.60                    22134.30
                                                        24116.30                    22729.60                    22196.30
                                                        25035.20                    23595.60                    24664.50
                                                        25984.00                    24489.90                    25722.60
                                                        25872.30                    24384.60                    26918.70
                                                        26995.10                    25442.90                    27535.20
                                                        27597.10                    26010.30                    29550.70
                                                        26584.30                    25055.70                    28253.50
                                                        25414.60                    23953.30                    28069.80
                                                        25234.20                    23783.20                    28561.00
                                                        23556.10                    22201.60                    28109.80
                                                        24458.30                    23051.90                    30187.10
                                                        24854.50                    23425.40                    31430.80
                                                        24909.20                    23476.90                    31603.70
                                                        23357.30                    22014.30                    29900.20
                                                        21750.30                    20499.70                    29963.00
                                                        17924.50                    16893.80                    27536.00
                                                        13122.50                    12368.00                    22188.50
                                                        14440.00                    13609.70                    23925.90
                                                        14620.50                    13779.80                    24902.10
                                                        13971.40                    13168.00                    26206.90
                                                        14422.60                    13593.30                    27829.10
                                                        13971.20                    13167.80                    28199.30
                                                        12779.50                    12044.60                    25915.10
                                                        12923.90                    12180.70                    26319.40
                                                        15740.00                    14834.90                    28677.60
                                                        16390.00                    15447.60                    29096.30
                                                        16750.60                    15787.40                    30411.40
                                                        16353.60                    15413.30                    29578.20
                                                        15361.00                    14477.70                    28483.80
                                                        14890.90                    14034.70                    28489.50
                                                        12579.80                    11856.50                    28603.40
                                                        14203.90                    13387.20                    30311.10
                                                        15593.00                    14696.40                    33742.30
                                                        14997.40                    14135.00                    33199.00
                                                        16747.60                    15784.60                    38680.20
                                                        17884.70                    16856.40                    36131.20
                                                        16802.70                    15836.60                    33956.10
                                                        16639.70                    15683.00                    31976.40
                                                        17090.70                    16108.00                    34764.80
                                                        17470.10                    16465.60                    33645.40
                                                        19021.40                    17927.70                    36212.50
                                                        19038.50                    17943.80                    35147.80
                                                        18515.00                    17450.40                    33580.30
                                                        16476.50                    15529.10                    30131.60
                                                        18191.70                    17145.70                    32719.90
                                                        19599.70                    18472.70                    34424.60
                                                        18480.60                    17417.90                    32166.30
                                                        18048.10                    17010.40                    30593.40
4/2001                                                  19996.00                    18846.00                    32986.00

The Russell 2000 Index is an unmanaged, market capitalization-weighted index that tracks the performance of 2000 small companies. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

Average annual total return as of 4/30/01 (%)

Share class                               A                       B                       C                 I           Z
Inception                              4/9/87                  2/12/01                 2/12/01           2/2/01      1/11/01
---------------------------------------------------------------------------------------------------------------------------------
                                 without      with       without      with       without      with
                                  sales       sales       sales       sales       sales       sales
                                 charge      charge      charge      charge      charge      charge
---------------------------------------------------------------------------------------------------------------------------------
Six months (cumulative)            7.99        1.78        8.77        3.77        8.58        7.58        8.19        8.28
---------------------------------------------------------------------------------------------------------------------------------
One year                          19.01       12.17       19.87       14.87       19.66       18.66       19.33       19.33
---------------------------------------------------------------------------------------------------------------------------------
Five years                        -2.25       -3.40       -2.10       -2.44       -2.14       -2.14       -2.21       -2.19
---------------------------------------------------------------------------------------------------------------------------------
Ten years                          7.18        6.54        7.25        7.25        7.23        7.23        7.19        7.20

Average annual total return as of 3/31/01 (%)

Share class                               A                       B                       C                 I           Z
---------------------------------------------------------------------------------------------------------------------------------
                                 without      with       without      with       without      with
                                  sales       sales       sales       sales       sales       sales
                                 charge      charge      charge      charge      charge      charge
---------------------------------------------------------------------------------------------------------------------------------
One year                           0.91       -4.89        1.31       -3.69        1.31        0.31        1.01        0.91
---------------------------------------------------------------------------------------------------------------------------------
Five years                        -4.14       -5.27       -4.06       -4.39       -4.06       -4.06       -4.12       -4.14
---------------------------------------------------------------------------------------------------------------------------------
Ten years                          6.23        5.60        6.27        6.27        6.27        6.27        6.24        6.23

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C, I and Z share (newer class share) performance information includes returns of the fund's class A shares for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

LIBERTY CONTRARIAN SMALL-CAP FUND

INVESTMENT PORTFOLIO

April 30, 2001
(Unaudited)

COMMON STOCKS -- 99.2%              SHARES         VALUE
--------------------------------------------------------
CONSTRUCTION -- 2.7%
BUILDING CONSTRUCTION -- 2.7%
Champion Enterprises, Inc.
  (a)                              258,400   $ 2,080,120
                                             -----------
--------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 10.0%
HOLDING & OTHER INVESTMENT OFFICE -- 0.4%
MedicaLogic, Inc. (a)              248,600       308,264
                                             -----------
INSURANCE CARRIERS -- 6.0%
American Financial Group,
  Inc.                              46,500     1,236,435
Arch Capital Group Ltd. (a)         65,900     1,044,515
Fidelity National Financial,
  Inc.                              15,300       358,173
Heidrick & Struggles
  International, Inc. (a)           37,100       936,775
Mid Atlantic Medical
  Services, Inc. (a)                54,100     1,099,853
                                             -----------
                                               4,675,751
                                             -----------
NONDEPOSITORY CREDIT INSTITUTION -- 0.0%
Associates First Capital
  Corp. (a)                        881,800        13,227
                                             -----------
REAL ESTATE -- 2.9%
Centillium Communications,
  Inc. (a)                          61,800     1,718,040
CoStar Group, Inc. (a)              23,100       537,075
                                             -----------
                                               2,255,115
                                             -----------
REAL ESTATE INVESTMENT TRUST -- 0.7%
Healthcare Realty Trust, Inc.       23,400       561,600
                                             -----------
--------------------------------------------------------
MANUFACTURING -- 42.8%
APPAREL -- 1.9%
Phillips-Van Heusen Corp. (a)       98,600     1,479,000
                                             -----------
CHEMICALS & ALLIED PRODUCTS -- 12.2%
Barr Laboratories, Inc. (a)         21,150     1,225,643
Omnicare, Inc.                      66,900     1,485,180
Progenics Pharmaceuticals,
  Inc. (a)                          76,200       996,696
SICOR, Inc. (a)                    161,700     2,410,947
SanDisk Corp. (a)                   63,100     1,694,866
Wellman, Inc.                       94,100     1,754,965
                                             -----------
                                               9,568,297
                                             -----------
ELECTRICAL MACHINERY, COMPONENTS &
  SUPPLY -- 2.7%
Cymer, Inc.                         55,900     1,836,315
Komag, Inc. (a)                    310,994       276,784
                                             -----------
                                               2,113,099
                                             -----------
ELECTRONIC & ELECTRICAL EQUIPMENT -- 2.1%
Checkpoint Systems, Inc.           174,800     1,634,380
                                             -----------

--------------------------------------------------------
                                    SHARES         VALUE
ELECTRONIC COMPONENTS -- 1.9%
DuPont Photomasks, Inc.             26,100   $ 1,456,380
                                             -----------
MACHINERY & COMPUTER EQUIPMENT -- 5.8%
Auspex Systems, Inc. (a)           207,800       837,434
Brooks Automation, Inc. (a)          8,700       544,707
Ocwen Financial Corp. (a)          194,400     1,874,016
Terex Corp. (a)                     67,100     1,315,160
                                             -----------
                                               4,571,317
                                             -----------
MEASURING & ANALYZING INSTRUMENT -- 2.3%
Input/Output, Inc. (a)             160,100     1,777,110
                                             -----------
PAPER PRODUCTS -- 4.6%
Ikon Office Solutions, Inc.        179,000     1,109,800
Longview Fibre Co.                 196,200     2,491,740
                                             -----------
                                               3,601,540
                                             -----------
PETROLEUM REFINING -- 1.6%
Elcor Corp.                         80,400     1,266,300
                                             -----------
PRIMARY METAL -- 3.2%
Century Aluminum Co.               104,900     2,334,025
Encompass Services Corp. (a)        33,000       169,620
                                             -----------
                                               2,503,645
                                             -----------
PRINTING & PUBLISHING -- 1.5%
Mail-Well, Inc. (a)                247,500     1,192,950
                                             -----------
RUBBER & PLASTIC -- 3.0%
AptarGroup, Inc.                    29,000       915,820
Grant Prideco, Inc. (a)             73,600     1,472,000
                                             -----------
                                               2,387,820
                                             -----------
--------------------------------------------------------
MINING & ENERGY -- 10.1%
OIL & GAS EXTRACTION -- 8.9%
Devon Energy Corp.                  33,790     1,993,948
Forest Oil Corp. (a)                68,100     2,216,655
Grey Wolf, Inc. (a)                439,000     2,809,600
                                             -----------
                                               7,020,203
                                             -----------
OIL & GAS FIELD SERVICES -- 1.2%
Veritas DGC, Inc. (a)               30,100       978,250
                                             -----------
--------------------------------------------------------
RETAIL TRADE -- 0.7%
GENERAL MERCHANDISE STORES -- 0.7%
American Classic Voyages Co.        57,200       542,828
                                             -----------
--------------------------------------------------------
SERVICES -- 21.4%
AUTO REPAIR, RENTAL & PARKING -- 0.9%
Newfield Exploration Co. (a)        20,100       723,600
                                             -----------

See notes to financial statements.

April 30, 2001
(Unaudited)

COMMON STOCKS (CONTINUED)           SHARES         VALUE
--------------------------------------------------------
BUSINESS SERVICES -- 2.3%
Korn/Ferry International (a)        44,600   $   802,800
U.S. Unwired, Inc., Class A
  (a)                              129,800     1,038,400
                                             -----------
                                               1,841,200
                                             -----------
COMPUTER RELATED SERVICES -- 1.4%
Sensormatic Electronics Corp.       77,800     1,128,100
                                             -----------
COMPUTER SOFTWARE -- 6.5%
Intergraph Corp. (a)               303,000     3,981,420
Merix Corp. (a)                     55,300     1,077,244
                                             -----------
                                               5,058,664
                                             -----------
EDUCATIONAL SERVICES -- 1.1%
ITT Educational Services,
  Inc. (a)                          24,100       857,960
                                             -----------
ENGINEERING, ACCOUNTING, RESEARCH &
  MANAGEMENT -- 1.1%
Tetra Tech, Inc. (a)                35,900       876,678
                                             -----------
HEALTH SERVICES -- 3.7%
Covance, Inc. (a)                  125,400     2,062,830
IDEXX Laboratories, Inc. (a)        31,600       856,676
                                             -----------
                                               2,919,506
                                             -----------
PERSONAL SERVICES -- 4.4%
Regis Corporation                   61,200     1,132,200
Service Corporation
  International                    300,500     1,403,335
Stewart Enterprises, Inc.          179,500       933,400
                                             -----------
                                               3,468,935
                                             -----------
--------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRICITY, GAS & SANITARY
SERVICES -- 11.5%
AIR TRANSPORTATION -- 2.3%
Alaska Air Group                    63,800     1,795,970
                                             -----------
CABLE -- 1.6%
Insight Communications Co.,
  Inc. (a)                          44,800     1,243,200
                                             -----------

--------------------------------------------------------
                                    SHARES         VALUE
COMMUNICATIONS -- 1.5%
Spanish Broadcasting System,
  Inc., Class A (a)                192,600   $ 1,178,712
                                             -----------
GAS SERVICES -- 0.7%
Western Gas Resources, Inc.         12,888       512,427
                                             -----------
MOTOR FREIGHT & WAREHOUSING -- 1.1%
J.B. Hunt Transport Services,
  Inc.                              49,600       892,800
                                             -----------
TELECOMMUNICATIONS -- 4.3%
Electronics for Imaging, Inc.
  (a)                               50,500     1,403,900
Frontier Airlines, Inc. (a)         14,700       220,941
TranSwitch Corp. (a)                58,500     1,014,975
Virata Corp. (a)                    52,900       719,440
                                             -----------
                                               3,359,256
                                             -----------
Total Common Stocks (cost of
  $74,656,160) (b)                            77,844,204
                                             -----------
SHORT TERM OBLIGATION -- 1.5%          PAR
--------------------------------------------------------
Repurchase agreement with SBC
  Warburg Ltd., dated
  04/30/01, due 05/01/01 at
  4.47%, collateralized by
  U.S. Treasury Notes with
  maturities to 2021, market
  value $1,213,146
  (repurchase proceeds
  $1,198,149)                   $1,198,000     1,198,000
                                             -----------
OTHER ASSETS & LIABILITIES NET -- (0.7)%        (587,415)
                                             -----------
--------------------------------------------------------
NET ASSETS -- 100.0%                         $78,454,789
                                             ===========

NOTES TO INVESTMENT PORTFOLIO.
(a) Non-income producing security.
(b) Cost for federal income tax purposes is the same.

See notes to financial statements.

 PORTFOLIO MANAGERS' REPORT - LIBERTY CONTRARIAN INCOME FUND

      TOP 10 HOLDINGS AS OF 4/30/01 (%)



       U.S. Treasury Notes,
          5.750%                  25.0

       U.S. Treasury Notes,
          4.750%                   7.7

       GNMA 30-year, 7.000%        6.0

       U.S. Treasury Notes,
          5.000%                   3.6

       GNMA 30-year, 6.500%        2.7

       U.S. Treasury Notes,
          6.125%                   2.7

       U.S. Treasury Notes,
          4.625%                   1.9

       FHLMC, 7.000%               1.5

       General Electric
          Capital                  1.3

       John Deere                  1.2

      ASSET ALLOCATION AS OF 4/30/01 (%)

       Government Bonds           43.3

       Corporate Bonds            38.0

       Mortgage-backed
          Securities              12.3

       Asset-backed
          Securities               0.9

       Cash and Equivalents        0.6

      MATURITY AS OF 4/30/01 (%)

       Less than 1 year           4.7

       1-3 years                  17.2

       3-5 years                  35.5

       5-7 years                  18.3

       7-10 years                 20.0

       > 10 years                  4.3


       PORTFOLIO HOLDING BREAKDOWNS ARE
       CALCULATED AS A PERCENTAGE OF NET
       ASSETS. THERE CAN BE NO GUARANTEE THE
       FUND WILL CONTINUE TO MAINTAIN THESE
       HOLDINGS IN THE FUTURE SINCE IT IS
       ACTIVELY MANAGED.

      CREDIT RATINGS AS OF 4/30/01 (%)

       AAA                        60.9

       AA                          7.1

       A                          18.7

       BBB                        12.3

       BB                          1.0


       CREDIT RATINGS ARE CALCULATED AS A
       PERCENTAGE OF TOTAL INVESTMENTS. THERE
       IS NO GUARANTEE THE FUND WILL MAINTAIN
       THESE BREAKDOWNS IN THE FUTURE SINCE
       IT IS ACTIVELY MANAGED.

LIBERTY CONTRARIAN INCOME FUND

The fund seeks a high level of current income consistent with preservation of capital. The managers invest at least 65% of assets in US government debt; investment grade corporate bonds; and cash and cash equivalents. The managers follow a basic contrarian approach to investing.

RESULTS CLOSE TO INDEX

During the last six months the class A shares of the fund had a total return of 5.79% (unadjusted for sales charges), slightly behind the 6.23% return of the Lehman Brothers Government/Credit Bond Index. The fund had a slight overweight position in government securities at a time when lower quality corporate credits and mortgage-backed securities outperformed.

CASH TO INVEST

In light of significant volatility in the equity markets, and the changing economic landscape, investors have reawakened to the ideas of portfolio diversification and fixed-income investments. As a result, the fund has experienced net cash inflows from investors seeking high quality fixed-income investments.

A CHANGE IN DURATION

In addition to minor changes in sector weightings and credit exposure, we moved the duration of the fund to a position slightly shorter than the benchmark. Duration provides a measure of a fund's interest-rate sensitivity. The decision to make such a move is significant, as these shifts do not occur often. We believe this change will appropriately position the fund as we proceed through the year.

A FEW GOOD PICKS

Like our equity managers, we execute our fixed-income management with a bottom-up, price-driven approach. We continue to see good value in specific sectors of the fixed income markets as well as in individual securities. Some recent additions to the fund include CSX (0.8% of net assets), an international freight company, and MASCO (0.6% of net assets), a home improvement and building products company. While both are in cyclical industries, we found them attractive given their valuation relative to economic prospects. We've also added bonds of companies in the financial sector including General Electric Capital (1.3% of net assets), Heller Financial (0.8% of net assets) and Wells Fargo (0.4% of net assets). Interest rate cuts by the Federal Reserve (the Fed) have helped the prospects for financial institutions.

THE FED EASES RATES

We mentioned our bottom-up, price-driven investment approach. However, we do keep our finger on the pulse of the economic environment. The direction of interest rates is an important determinant of overall performance. Since January, the Fed has cut interest rates by 200 basis points (2.0%) in an attempt to stimulate economic growth. As bond managers, we are faced with the possibility that inflationary prospects may increase as well.

MANAGER SENTIMENT ON THE RISE

One important indicator we follow is our "bond manager sentiment" model. Using this model, we monitor managers in our peer group, and determine where they are positioned in the market. Recently, bond manager sentiment has increased. This indicates to us that the fund's peers are extending their portfolio duration, and are expecting to see both interest rates and the prospects for inflation decrease. As contrarians, we view increasing sentiment as potentially negative for fixed-income securities. When managers extend the duration of their portfolios, we generally feel it is time to reduce our exposure to longer-dated fixed-income securities and shorten the duration of the fund.

DON'T FORGET QUALITY

We wish to make one final point. The fund is comprised of high quality, investment grade securities. The weighted S&P credit rating of the portfolio is AA-minus. As such, the fund has reduced credit risk in a volatile economic environment.

/s/ Garth R. Nisbet

Garth R. Nisbet

/s/ Paul C. Rocheleau

Paul C. Rocheleau

GARTH R. NISBET, CFA and PAUL C. ROCHELEAU are co-portfolio managers at Crabbe Huson Group Inc.

An investment in the fund offers attractive income and total return opportunities but also involves certain risks. The value of an investment in the fund will fluctuate with changes in interest rates.

 PERFORMANCE INFORMATION -- LIBERTY CONTRARIAN INCOME FUND

Growth of a $10,000 investment
4/30/91 - 4/30/01

       [LINE GRAPH]

 PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE
 CLASSES 4/30/91 - 4/30/01 ($)

                 without                  with
              sales charge            sales charge
 ---------------------------------------------------
 Class A         20,086                  19,132

 ---------------------------------------------------

 Class B         19,846                  19,846

 ---------------------------------------------------

 Class C         19,860                  19,860

 ---------------------------------------------------

 Class I         20,316                     N/A

 ---------------------------------------------------

 Class Z         20,092                     N/A

                                                    LEHMAN BROTHERS         CLASS A SHARES (WITHOUT    CLASS A SHARES (WITH SALES
                                                GOV'T/CREDIT BOND INDEX          SALES CHARGE)                  CHARGE)
                                                -----------------------     -----------------------    --------------------------
4/1991                                                 10000.00                     9525.00                     10000.00
                                                       10080.00                     9601.20                     10046.00
                                                       10053.80                     9576.24                     10035.00
                                                       10179.50                     9695.94                     10160.40
                                                       10386.10                     9892.77                     10394.10
                                                       10565.80                    10063.90                     10611.30
                                                       10694.70                    10186.70                     10705.80
                                                       10780.30                    10268.20                     10812.80
                                                       11210.40                    10677.90                     11177.20
                                                       10997.40                    10475.00                     11011.80
                                                       11043.60                    10519.00                     11070.10
                                                       10981.70                    10460.10                     11009.30
                                                       11020.20                    10496.70                     11075.30
                                                       11243.90                    10709.80                     11290.20
                                                       11379.90                    10839.40                     11455.00
                                                       11637.10                    11084.30                     11748.30
                                                       11751.20                    11193.00                     11852.80
                                                       11888.60                    11323.90                     12015.20
                                                       11735.30                    11177.80                     11831.40
                                                       11747.00                    11189.00                     11821.90
                                                       11909.10                    11343.40                     12024.10
                                                       12081.80                    11507.90                     12286.20
                                                       12218.30                    11638.00                     12541.70
                                                       12264.80                    11682.20                     12584.40
                                                       12307.70                    11723.10                     12681.30
                                                       12279.40                    11696.10                     12674.90
                                                       12383.80                    11795.50                     12962.70
                                                       12449.40                    11858.00                     13045.60
                                                       12547.70                    11951.70                     13345.70
                                                       12621.80                    12022.20                     13392.40
                                                       12645.80                    12045.10                     13447.30
                                                       12624.30                    12024.60                     13295.30
                                                       12658.30                    12057.10                     13353.80
                                                       12830.50                    12221.00                     13554.10
                                                       12630.30                    12030.40                     13258.70
                                                       12328.50                    11742.90                     12933.80
                                                       12162.00                    11584.30                     12826.50
                                                       12213.10                    11633.00                     12803.40
                                                       12241.20                    11659.80                     12773.90
                                                       12457.90                    11866.10                     13029.40
                                                       12455.40                    11863.80                     13034.60
                                                       12287.20                    11703.60                     12837.80
                                                       12303.20                    11718.80                     12823.70
                                                       12213.40                    11633.30                     12800.60
                                                       12203.60                    11624.00                     12885.10
                                                       12406.20                    11816.90                     13132.50
                                                       12576.20                    11978.80                     13437.20
                                                       12617.70                    12018.30                     13527.20
                                                       12753.90                    12148.10                     13716.60
                                                       13015.40                    12397.20                     14291.30
                                                       13175.50                    12549.70                     14405.60
                                                       13219.00                    12591.10                     14349.40
                                                       13356.40                    12722.00                     14533.10
                                                       13534.10                    12891.20                     14681.30
                                                       13769.60                    13115.50                     14897.20
                                                       14029.80                    13363.40                     15143.00
                                                       14275.40                    13597.30                     15365.60
                                                       14322.40                    13642.10                     15460.80
                                                       13934.30                    13272.40                     15133.10
                                                       13885.60                    13226.00                     15005.90
                                                       13755.00                    13101.70                     14902.40
                                                       13722.00                    13070.20                     14877.10
                                                       13867.50                    13208.80                     15074.90
                                                       13892.40                    13232.50                     15109.60
                                                       13909.10                    13248.40                     15071.80
                                                       14142.80                    13471.00                     15340.10
                                                       14451.10                    13764.60                     15697.50
                                                       14731.40                    14031.70                     15986.40
                                                       14562.00                    13870.30                     15808.90
                                                       14573.70                    13881.40                     15827.90
                                                       14583.90                    13891.10                     15861.10
                                                       14343.20                    13661.90                     15672.40
                                                       14595.70                    13902.40                     15901.20
                                                       14712.40                    14013.60                     16049.10
                                                       14919.90                    14211.20                     16241.70
                                                       15545.00                    14806.60                     16738.70
                                                       15282.30                    14556.40                     16551.20
                                                       15571.20                    14831.50                     16811.00
                                                       15935.50                    15178.60                     17080.00
                                                       16056.60                    15293.90                     17170.50
                                                       16249.30                    15477.50                     17350.80
                                                       16512.60                    15728.20                     17595.50
                                                       16441.60                    15660.60                     17560.30
                                                       16505.70                    15721.70                     17614.70
                                                       16538.70                    15753.10                     17702.80
                                                       16778.50                    15981.50                     17892.20
                                                       16966.40                    16160.50                     18074.70
                                                       16990.20                    16183.10                     18089.20
                                                       17369.00                    16544.00                     18441.90
                                                       17881.40                    17032.10                     18969.40
                                                       17720.50                    16878.80                     18834.70
                                                       17771.90                    16927.70                     18947.70
                                                       17834.10                    16987.00                     18995.10
                                                       17985.70                    17131.40                     19129.90
                                                       17732.10                    16889.80                     18674.60
                                                       17859.80                    17011.40                     18768.00
                                                       17897.30                    17047.10                     18814.90
                                                       17761.20                    16917.60                     18621.10
                                                       17709.70                    16868.50                     18563.40
                                                       17624.70                    16787.60                     18511.40
                                                       17601.80                    16765.70                     18496.60
                                                       17811.30                    16965.20                     18663.10
                                                       17795.20                    16950.00                     18711.60
                                                       17813.00                    16966.90                     18700.40
                                                       17713.30                    16871.90                     18586.30
                                                       17695.60                    16855.00                     18580.70
                                                       17909.70                    17059.00                     18813.00
                                                       18224.90                    17359.20                     19085.80
                                                       18088.20                    17229.00                     18992.30
                                                       18086.40                    17227.30                     18975.20
                                                       18449.90                    17573.60                     19362.30
                                                       18608.60                    17724.70                     19567.50
                                                       18878.40                    17981.70                     19843.40
                                                       18908.60                    18010.50                     19918.80
                                                       18999.40                    18096.90                     20044.30
                                                       19349.00                    18429.90                     20387.10
                                                       19737.90                    18800.30                     20788.70
                                                       19949.10                    19001.50                     21137.90
                                                       20152.60                    19195.30                     21355.60
                                                       20269.50                    19306.70                     21453.90
4/2001                                                 20086.00                    19132.00                     21293.00

The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

Average annual total return as of 4/30/01 (%)

Share class                             A                      B                      C                  I              Z
Inception                            1/31/89                9/15/99                9/15/99            10/19/98       9/15/99
---------------------------------------------------------------------------------------------------------------------------------
                                 without    with        without    with        without    with
                                  sales    sales         sales    sales         sales    sales
                                 charge    charge       charge    charge       charge    charge
---------------------------------------------------------------------------------------------------------------------------------
Six months (cumulative)            5.79     0.77          5.15     0.15          5.07     4.07          5.93           5.55
---------------------------------------------------------------------------------------------------------------------------------
One year                          11.10     5.82         10.29     5.29         10.42     9.42         11.62          11.22
---------------------------------------------------------------------------------------------------------------------------------
Five years                         7.87     6.83          7.61     7.31          7.63     7.63          8.12           7.88
---------------------------------------------------------------------------------------------------------------------------------
Ten years                          7.22     6.70          7.09     7.09          7.10     7.10          7.35           7.23

Average annual total return as of 3/31/01 (%)

Share class                             A                      B                      C                  I              Z
---------------------------------------------------------------------------------------------------------------------------------
                                 without    with        without    with        without    with
                                  sales    sales         sales    sales         sales    sales
                                 charge    charge       charge    charge       charge    charge
---------------------------------------------------------------------------------------------------------------------------------
One year                          11.20     5.92         10.28     5.28         10.42     9.42         11.62          10.99
---------------------------------------------------------------------------------------------------------------------------------
Five years                         7.85     6.81          7.60     7.30          7.62     7.62          8.09           7.85
---------------------------------------------------------------------------------------------------------------------------------
Ten years                          7.43     6.91          7.31     7.31          7.31     7.31          7.55           7.43

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C, I and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception date. These class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

LIBERTY CONTRARIAN INCOME FUND

INVESTMENT PORTFOLIO

April 30, 2001
(Unaudited)

GOVERNMENT & AGENCIES
OBLIGATIONS -- 55.6%                   PAR         VALUE
--------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 12.3%
FEDERAL HOME LOAN MORTGAGE CORP.:
  7.000% 2025-2027              $  180,024   $   180,530
  7.500% 09/01/25                   45,059        45,890
  8.000% 06/01/26                   57,351        59,000
  9.000% 04/01/17                   45,600        48,222
  9.500% 10/01/16                   29,204        31,049
                                             -----------
                                                 364,691
                                             -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION,
  9.250% 09/01/16                   56,370        59,171
                                             -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
  6.500% 11/15/28                  328,840       326,374
  7.000% 06/15/28                  718,466       725,873
                                             -----------
                                               1,052,247
                                             -----------
--------------------------------------------------------
GOVERNMENT OBLIGATIONS -- 43.3%
U.S. TREASURY BOND,
  5.250% 02/15/29                   75,000        68,262
                                             -----------
U.S. TREASURY NOTES:
  4.625% 02/28/03                  225,000       226,161
  4.750% 01/31/03                  915,000       921,716
  5.000% 02/15/11                  450,000       438,611
  5.500% 08/31/01                  125,000       125,566
  5.750% 2005-2010               2,910,000     3,005,416
  5.875% 11/30/01                  100,000       101,031
  6.125% 08/15/29                  315,000       324,696
                                             -----------
                                               5,143,197
                                             -----------
Total U.S. Government & Agency Obligations
  (cost of $6,672,666)                         6,687,568
                                             -----------
CORPORATE FIXED INCOME BONDS -- 38.0%
--------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 6.7%
DEPOSITORY INSTITUTIONS -- 2.9%
Citicorp,
  6.375% 11/15/08                  100,000        98,029
Heller Financial Inc.,
  6.375% 03/15/06                  100,000       100,182
J.P. Morgan & Co., Inc.,
  7.625% 09/15/04                  100,000       105,702
Wells Fargo Financial,
  6.125% 02/15/06                   50,000        50,194
                                             -----------
                                                 354,107
                                             -----------
FINANCIAL SERVICES -- 0.4%
Sears, Roebuck & Co.
  Acceptance Corp.,
  6.930% 11/15/02                   50,000        50,979
                                             -----------

--------------------------------------------------------

                                       PAR         VALUE
INSURANCE CARRIERS -- 1.2%
American General Finance
  Corp.,
  6.200% 03/15/03               $   50,000   $    50,932
Lincoln National Corp.,
  6.500% 03/15/08                  100,000        98,730
                                             -----------
                                                 149,662
                                             -----------
NONDEPOSITORY CREDIT INSTITUTE -- 0.9%
General Motors Acceptance
  Corp.,
  9.000% 10/15/02                  100,000       104,945
                                             -----------
SECURITY BROKERS & DEALERS -- 1.3%
Bear Stearns Cos., Inc.,
  6.875% 10/01/05                  100,000       101,877
Merrill Lynch & Co., Inc.,
  6.020% 05/11/01                   50,000        50,015
                                             -----------
                                                 151,892
                                             -----------
--------------------------------------------------------
MANUFACTURING -- 12.4%
CHEMICALS & ALLIED PRODUCTS -- 2.6%
E.I. DuPont De Nemours & Co.,
  8.250% 09/15/06                  100,000       110,149
Eli Lilly & Co.,
  8.375% 12/01/06                  100,000       111,553
IMC Global, Inc.,
  8.375% 12/01/06                  100,000        95,935
                                             -----------
                                                 317,637
                                             -----------
ELECTRONIC & ELECTRICAL EQUIPMENT -- 2.5%
General Electric Capital
  Corp.,
  5.375% 04/23/04                  150,000       150,730
John Deere,
  5.875% 04/06/06                  150,000       146,699
                                             -----------
                                                 297,429
                                             -----------
FABRICATED METAL -- 1.4%
MASCO Corp.,
  6.750% 03/15/06                   75,000        75,490
Snap-on, Inc.,
  6.625% 10/01/05                   90,000        91,944
                                             -----------
                                                 167,434
                                             -----------
FOOD & KINDRED PRODUCTS -- 1.7%
Anheuser Busch Cos., Inc.,
  7.000% 09/01/05                  100,000       101,555
Diago Capital PLC,
  7.250% 11/01/09                  100,000       104,624
                                             -----------
                                                 206,179
                                             -----------

See notes to investment portfolio.

April 30, 2001
(Unaudited)

CORPORATE FIXED INCOME BONDS
(CONTINUED)                            PAR         VALUE
--------------------------------------------------------
MACHINERY & COMPUTER EQUIPMENT -- 2.3%
International Business
  Machines Corp.:
  5.945% 05/14/01               $  100,000   $   100,035
  7.250% 11/01/02                  100,000       103,250
Raytheon, Co.,
  6.150% 11/01/08                   75,000        69,793
                                             -----------
                                                 273,078
                                             -----------
MISCELLANEOUS MANUFACTURING -- 1.0%
Cooper Industries, Inc.,
  6.375% 05/08/08                   50,000        47,699
Tyco International Group SA,
  6.375% 02/15/06                   75,000        75,106
                                             -----------
                                                 122,805
                                             -----------
RUBBER & PLASTIC -- 0.9%
Premark International, Inc.,
  6.875% 11/15/08                  100,000       102,969
                                             -----------
--------------------------------------------------------
MINING & ENERGY -- 1.7%
OIL & GAS EXTRACTION -- 0.9%
Occidental Petroleum Corp.,
  6.750% 11/15/02                  100,000       101,905
                                             -----------
OIL & GAS FIELD SERVICES -- 0.8%
Enron Corp.,
  6.725% 11/17/08                  100,000        95,980
                                             -----------
--------------------------------------------------------
RETAIL TRADE -- 6.3%
FOOD STORES -- 1.6%
Kroger Co.,
  7.000% 05/01/18                  100,000        93,615
Safeway, Inc.,
  6.500% 11/15/08                  100,000        98,239
                                             -----------
                                                 191,854
                                             -----------
GENERAL MERCHANDISE STORES -- 2.1%
Kmart Corp.,
  7.700% 07/02/02                   50,000        48,326
Target Corp.,
  5.500% 04/01/07                  100,000        97,836
Wal-Mart Stores, Inc.,
  8.000% 09/15/06                  100,000       109,570
                                             -----------
                                                 255,732
                                             -----------
MISCELLANEOUS RETAIL -- 1.6%
Colgate Palmolive Co.,
  5.340% 03/26/06                  100,000        98,482
Coca-Cola Co.,
  5.750% 03/15/11                  100,000        96,197
                                             -----------
                                                 194,679
                                             -----------

--------------------------------------------------------

                                       PAR         VALUE
RESTAURANTS -- 1.0%
McDonald's Corp.,
  6.000% 04/15/11               $  125,000   $   121,786
                                             -----------
--------------------------------------------------------
SERVICES -- 0.8%
AMUSEMENT & RECREATION -- 0.4%
Circus Circus Enterprises,
  Inc.,
  9.250% 12/01/05                   50,000        50,375
                                             -----------
AUTO REPAIR SERVICES & PARKING -- 0.4%
Hertz Corp.,
  6.625% 05/15/08                   50,000        48,481
                                             -----------
--------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES -- 9.2%
BROADCASTING -- 0.4%
USA Networks, Inc.,
  6.750% 11/15/05                   50,000        50,350
                                             -----------
COMMUNICATIONS -- 0.4%
Sprint Corp.,
  6.125% 11/15/05                   50,000        45,821
                                             -----------
ELECTRIC SERVICES -- 1.7%
Indiana Michigan Power Co.,
  6.450% 11/10/08                   50,000        47,482
Kentucky Power Co.,
  6.450% 11/10/08                  100,000        94,417
NorAm Energy Corp.,
  6.375% 11/01/03                   55,000        54,520
                                             -----------
                                                 196,419
                                             -----------
MOTOR FREIGHT & WAREHOUSING -- 0.9%
Ryder System Inc.,
  6.500% 05/15/05                  115,000       111,802
                                             -----------
RAILROAD -- 1.2%
CSX Corp.,
  6.750% 03/15/11                  100,000        98,144
Union Pacific Corp.,
  6.790% 11/09/07                   50,000        49,995
                                             -----------
                                                 148,139
                                             -----------
SANITARY SERVICES -- 0.4%
WMX Technologies, Inc.,
  6.700% 05/01/01                   50,000        50,000
                                             -----------

See notes to investment portfolio.

April 30, 2001
(Unaudited)

CORPORATE FIXED INCOME BONDS
(CONTINUED)                            PAR         VALUE
--------------------------------------------------------
TELECOMMUNICATION -- 4.2%
AT&T Corp.,
  7.750% 03/01/07               $   80,000   $    82,438
CBS Corp.,
  7.150% 05/20/05                   75,000        77,870
Comcast Cable Communications,
  Inc.,
  6.200% 11/15/08                   50,000        48,048
GTE South, Inc.,
  6.000% 02/15/08                  100,000        96,053
SBC Communications, Inc.,
  6.250% 03/01/05                  100,000       100,535
US West Communications,
  6.625% 09/15/05                  100,000       100,316
                                             -----------
                                                 505,260
                                             -----------
--------------------------------------------------------
WHOLESALE TRADE -- 0.9%
NONDURABLE GOODS -- 0.9%
Sysco Corp.,
  7.000% 05/01/06                  100,000       104,268
                                             -----------
Total Corporate Fixed Income Bonds
  (cost of $4,529,216)                         4,571,967
                                             -----------

----------------------------------------------------------

ASSET-BACKED SECURITIES -- 0.9%      PAR          VALUE
Green Tree Financial Corp.,
  Series 1997-7, Class A-5,
  6.540% 07/15/19
  (cost of $100,151)              $  101,662   $   103,588
                                               -----------
Total Investments (cost of $11,302,033) (a)     11,363,123
                                               -----------

SHORT TERM OBLIGATIONS -- 0.6%
---------------------------------------------------------
Repurchase agreement with SBC
  Warburg Ltd., dated
  04/30/2001, due 05/01/2001
  at 4.47% collateralized by
  U.S. Treasury Notes with
  maturities to 2021, market
  value $69,872 (repurchase
  proceeds $69,009)                  69,000        69,000
                                              -----------
OTHER ASSETS & LIABILITIES NET -- 4.9%            590,728
---------------------------------------------------------
NET ASSETS -- 100.0%                          $12,022,851
                                              ===========

NOTES TO INVESTMENT PORTFOLIO.
(a) Cost for federal income tax purposes is the same.

See notes to investment portfolio.

STATEMENT OF ASSETS & LIABILITIES

April 30, 2001
(Unaudited)

                                                          LIBERTY         LIBERTY         LIBERTY
                                           LIBERTY       CONTRARIAN      CONTRARIAN     CONTRARIAN
                                          CONTRARIAN       EQUITY        SMALL-CAP        INCOME
                                             FUND           FUND            FUND           FUND
---------------------------------------------------------------------------------------------------
ASSETS:
Investment at cost                        $3,961,286    $102,302,797    $74,656,160     $11,302,033
Appreciation                              989,676       21,007,821       3,188,044           61,090
                                          -------       ----------      ----------         --------
Investment at market                      4,950,962     123,310,618     77,844,204       11,363,123
Short-term obligations                    182,000        2,441,000       1,198,000           69,000
Cash                                          815              338          73,199               85
Receivable for:
    Investments sold                        9,596          493,900         842,200               --
    Written options premium                 6,488               --              --               --
    Fund shares sold                          239           31,935         114,011          569,347
    Dividends                               1,503           25,596           2,094               --
    Interest                                   23            2,101             149          187,400
    Deferred Trustees' fee                  1,523            3,077           4,292            1,634
Expense reimbursement due from
  Advisor/Administrator                    13,791            4,092          15,075           11,159
Other Assets                                   --           26,655          38,203           43,536
                                          -------       ----------      ----------         --------
                                          5,166,940     126,339,312     80,131,427       12,245,284
                                          -------       ----------      ----------         --------
LIABILITIES:
Payable for:
    Investments purchased                  49,273          159,960       1,388,025               --
    Fund shares repurchased                    --          178,025         120,227          208,694
    Written options (premium $15,632)      14,220               --              --               --
Accrued:
    Management fee                          3,103           84,745          59,059            7,116
    Administration fee                        194            4,260           2,953              474
    Bookkeeping fee                         2,219            3,763           2,848            2,219
    Transfer Agent fee                      1,234           12,250           6,349            3,580
    Trustees' fee                             300            1,400           2,916              200
    Custodian fee                             200            1,200           3,559              150
    Merger fees                                --            8,000           5,777               --
    Other fees                             32,648           66,331          84,925               --
                                          -------       ----------      ----------         --------
                                          103,391          519,934       1,676,638          222,433
                                          -------       ----------      ----------         --------
NET ASSETS:                               $5,063,549    $125,819,378    $78,454,789     $12,022,851
                                          -------       ----------      ----------         --------
COMPOSITION OF NET ASSETS
    Capital paid in                       $4,048,468    $103,093,377    $132,324,298    $11,875,757
    Undistributed (overdistributed) net
      investment income (loss)            (10,135)        (215,088)       (173,598)          17,198
    Accumulated net realized gain (loss)   34,128        1,933,268      (56,883,955)         68,806
    Net unrealized appreciation           991,088       21,007,821       3,188,044           61,090
                                          -------       ----------      ----------         --------
                                          $5,063,549    $125,819,378    $ 78,454,789    $12,022,851
                                          -------       ----------      ----------         --------

See notes to financial statements.

April 30, 2001
(Unaudited)

                                                          LIBERTY         LIBERTY         LIBERTY
                                           LIBERTY       CONTRARIAN      CONTRARIAN     CONTRARIAN
                                          CONTRARIAN       EQUITY        SMALL-CAP        INCOME
                                             FUND           FUND            FUND           FUND
---------------------------------------------------------------------------------------------------
Class A
    Net Assets                            $3,068,333    $101,397,702    $49,323,215     $ 8,730,067
    Shares outstanding                    235,862        5,480,706       4,449,860          835,192
                                          -------       ----------      ----------         --------
Net asset value and redemption price per
  share                                   $ 13.01(a)    $    18.50(a)   $    11.08(a)   $     10.45(a)
                                          -------       ----------      ----------         --------
Maximum offering price per share
  (NAV/(1-sales load))                    $ 13.80(b)    $    19.63(b)   $    11.76(b)   $     10.97(b)
                                          -------       ----------      ----------         --------
Class B
    Net Assets                            $1,853,216    $  680,584      $   22,356      $ 2,182,908
    Shares outstanding                    145,309           37,404           2,004          207,177
                                          -------       ----------      ----------         --------
Net asset value and offering price per
  share                                   $ 12.75(a)    $    18.20(a)   $    11.16(a)   $     10.54(a)
                                          -------       ----------      ----------         --------
Class C
    Net Assets                            $142,000      $   83,277      $    1,025      $   994,630
    Shares outstanding                     11,135            4,570              92           94,627
                                          -------       ----------      ----------         --------
Net asset value and offering price per
  share                                   $ 12.75(a)    $    18.22(a)   $    11.14(a)   $     10.51(a)
                                          -------       ----------      ----------         --------
Class I
    Net Assets                                 --       $23,657,815     $29,107,093     $   114,000
    Shares outstanding                         --        1,265,654       2,621,348           10,971
                                          -------       ----------      ----------         --------
Net asset value, offering and redemption
  price per share                              --       $    18.69      $    11.10      $     10.39
                                          -------       ----------      ----------         --------
Class Z
    Net Assets                                 --               --      $    1,100      $     1,246
    Shares outstanding                         --               --              99              120
                                          -------       ----------      ----------         --------
Net asset value, offering and redemption
  price per share                              --               --      $    11.11      $     10.38
                                          -------       ----------      ----------         --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2001
(Unaudited)

                                                          LIBERTY        LIBERTY       LIBERTY
                                           LIBERTY      CONTRARIAN     CONTRARIAN     CONTRARIAN
                                          CONTRARIAN      EQUITY        SMALL-CAP       INCOME
                                             FUND          FUND           FUND           FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest                               $  6,385     $124,901       $ 68,813        $287,450
    Dividends                                27,562      549,353        136,315              --
                                          ---------     --------       --------       ---------
                                             33,947      674,254        205,128         287,450
EXPENSES
Management fee                               18,012      466,132        293,035          34,104
Administration fee                            1,126       23,307         14,652           2,274
Service fee -- Class A                        3,635       99,031         56,733           7,087
Service fee -- Class B                        1,849          735              7           1,948
Service fee -- Class C                          108           36             --             824
Distribution fee -- Class B                   5,608        2,204             21           5,905
Distribution fee -- Class C                     325          108              1           2,497
Transfer agent fee -- Class A, Class B,
  Class C, Class Z                            3,585       46,662         24,923           6,000
Transfer agent fee -- Class I                    --          164            139               2
Bookkeeping fee                              13,320       20,962         15,550          13,389
Trustees' fee                                 2,160        4,706          2,916           1,000
Custodian fee                                 1,080        2,172          3,559             905
Audit fee                                     7,380           --             --              --
Registration fee                             15,840           --             --          20,634
Merger fees                                      --       31,734         34,317              --
Other fees                                   34,017       58,617         63,370          10,852
                                          ---------     --------       --------       ---------
                                            108,045      756,570        509,223         107,421
Fees and expenses waived or borne by the
  Advisor                                        --           --
    Class A, Class B, Class C, Class Z      (66,262)    (121,561)      (121,367)        (65,550)
    Class I                                      --      (19,938)       (12,997)           (807)
                                          ---------     --------       --------       ---------
Net expenses                                 41,783      615,071        374,859          41,064
                                          ---------     --------       --------       ---------
Net investment income (loss)                 (7,836)      59,183       (169,731)        246,386
                                          ---------     --------       --------       ---------
NET REALIZED & UNREALIZED GAIN (LOSS) ON
  PORTFOLIO POSITIONS
Net realized gain (loss) on investments
  and written options                        36,965     2,672,234      (1,630,812)       82,785
Net change in unrealized appreciation/
  depreciation on investments and
  written options                            38,250      816,738       5,493,068        119,223
                                          ---------     --------       --------       ---------
NET GAIN                                     75,215     3,488,972      3,862,256        202,008
                                          ---------     --------       --------       ---------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                               $ 67,379     $3,548,155     $3,692,525      $448,394
                                          ---------     --------       --------       ---------

See notes to financial statements.

                                                                       LIBERTY
                                                                   CONTRARIAN FUND
----------------------------------------------------------------------------------------
                                                              SIX MONTHS        YEAR
                                                                 ENDED          ENDED
                                                               APRIL 30,     OCTOBER 31,
                                                                 2001           2000
----------------------------------------------------------------------------------------
                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment loss                                      $  (7,836)     $   (7,268)
     Net realized gain                                           36,965         381,023
     Net change in unrealized appreciation/depreciation          38,250         839,230
                                                              -----------    ----------
     Net Increase in Operations                                  67,379       1,212,985
DISTRIBUTIONS:
     From net realized gains -- Class A                        (214,400)             --
     From net realized gains -- Class B                        (131,797)             --
     From net realized gains -- Class C                          (5,794)             --
                                                              -----------    ----------
                                                               (284,612)      1,212,985
                                                              -----------    ----------
FUND SHARE TRANSACTIONS:
     Receipts for shares sold -- Class A                      1,132,377         480,482
     Value of distributions reinvested -- Class A               211,120              --
     Cost of shares repurchased -- Class A                    (2,717,905)      (206,676)
                                                              -----------    ----------
                                                              (1,374,408)       273,806
                                                              -----------    ----------
     Receipts for shares sold -- Class B                        853,398         951,757
     Value of distributions reinvested -- Class B               104,683              --
     Cost of shares repurchased -- Class B                     (138,336)       (161,427)
                                                              -----------    ----------
                                                                819,745         790,330
                                                              -----------    ----------
     Receipts for shares sold -- Class C                         79,278          50,332
     Value of distributions reinvested -- Class C                 4,076              --
     Cost of shares repurchased -- Class C                          (15)         (4,664)
                                                              -----------    ----------
                                                                 83,339          45,668
                                                              -----------    ----------
     Net Increase (Decrease) from Fund Share Transactions      (471,324)      1,109,804
                                                              -----------    ----------
     Total Increase (Decrease)                                 (755,936)      2,322,789
NET ASSETS
     Beginning of period                                      5,819,485       3,496,696
                                                              -----------    ----------
     End of period                                            $5,063,549     $5,819,485
                                                              -----------    ----------
     Accumulated Net Investment Loss                          $ (10,135)     $   (2,299)
                                                              -----------    ----------
NUMBER OF FUND SHARES:
     Sold -- Class A                                             87,074          36,377
     Reinvestments -- Class A                                    17,136              --
     Repurchased -- Class A                                    (204,796)        (15,504)
                                                              -----------    ----------
                                                               (100,586)         20,873
                                                              -----------    ----------
     Sold -- Class B                                             66,885          73,344
     Reinvestments -- Class B                                     8,637              --
     Repurchased -- Class B                                     (11,244)        (12,524)
                                                              -----------    ----------
                                                                 64,278          60,820
                                                              -----------    ----------
     Sold -- Class C                                              6,309           3,933
     Reinvestments -- Class C                                       337              --
     Repurchased -- Class C                                          (1)           (360)
                                                              -----------    ----------
                                                                  6,645           3,573
                                                              -----------    ----------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                   LIBERTY CONTRARIAN
                                                                      EQUITY FUND
------------------------------------------------------------------------------------------
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                               APRIL 30,      OCTOBER 31,
                                                                  2001            2000
------------------------------------------------------------------------------------------
                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income                                    $    59,183     $    312,531
     Net realized gain                                          2,672,234       16,044,310
     Net change in unrealized appreciation/depreciation           816,738        6,378,062
                                                              ------------    ------------
     Net Increase in Operations                                 3,548,155       22,734,903
DISTRIBUTIONS:
     From net investment income -- Class A                       (425,079)              --
     From net realized gains -- Class A                        (9,045,052)      (3,026,972)
     From net realized gains -- Class B                           (69,378)         (14,212)
     From net realized gains -- Class C                            (1,515)            (214)
     From net investment income -- Class I                        (63,617)              --
     From net realized gains -- Class I                        (1,144,077)        (384,942)
                                                              ------------    ------------
                                                               (7,200,563)      19,308,563
                                                              ------------    ------------
FUND SHARE TRANSACTIONS:
     Receipts for shares sold -- Class A                        2,257,360        9,647,674
     Receipts for shares issued in connection with a
      tax-free transfer of assets from a merger -- Class A     22,910,980               --
     Value of distributions reinvested -- Class A               9,142,075        2,846,963
     Cost of shares repurchased -- Class A                     (8,435,880)     (50,276,277)
                                                              ------------    ------------
                                                               25,874,535      (37,781,640)
                                                              ------------    ------------
     Receipts for shares sold -- Class B                          228,965          386,086
     Receipts for shares issued in connection with a
      tax-free transfer of assets from a merger -- Class B        341,055               --
     Value of distributions reinvested -- Class B                  63,441           13,540
     Cost of shares repurchased -- Class B                       (218,776)        (325,968)
                                                              ------------    ------------
                                                                  414,685           73,658
                                                              ------------    ------------
     Receipts for shares sold -- Class C                           68,041            6,815
     Receipts for shares issued in connection with a
      tax-free transfer of assets from a merger -- Class C          4,414               --
     Value of distributions reinvested -- Class C                   1,515              213
     Cost of shares repurchased -- Class C                            (49)          (8,948)
                                                              ------------    ------------
                                                                   73,921           (1,920)
                                                              ------------    ------------
     Receipts for shares sold -- Class I                        8,893,255          656,260
     Receipts for shares issued in connection with a
      tax-free transfer of assets from a merger -- Class I      4,810,609               --
     Value of distributions reinvested -- Class I               1,207,693          378,109
     Cost of shares repurchased -- Class I                       (629,842)      (7,348,281)
                                                              ------------    ------------
                                                               14,281,715       (6,313,912)
                                                              ------------    ------------
     Net Increase (Decrease) from Fund Share Transactions      40,644,856      (44,023,814)
                                                              ------------    ------------
          Total Increase (Decrease)                            33,444,293      (24,715,251)
NET ASSETS
Beginning of period                                            92,375,085      117,090,336
                                                              ------------    ------------
End of period                                                 $125,819,378    $ 92,375,085
                                                              ------------    ------------
Undistributed (Overdistributed) Net Investment Income         $  (215,088)    $    214,425
                                                              ============    ============

See notes to financial statements.

                                                                   LIBERTY CONTRARIAN
                                                                      EQUITY FUND
------------------------------------------------------------------------------------------
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                               APRIL 30,      OCTOBER 31,
                                                                  2001            2000
------------------------------------------------------------------------------------------
                                                              (UNAUDITED)
NUMBER OF FUND SHARES:
     Sold -- Class A                                              149,037          520,946
     Issued in connection with a tax-free transfer of assets
      from a merger -- Class A                                  1,248,051               --
     Reinvestments -- Class A                                     519,436          167,272
     Repurchased -- Class A                                      (467,817)      (2,759,882)
                                                              ------------    ------------
                                                                1,448,707       (2,071,664)
                                                              ------------    ------------
     Sold -- Class B                                               13,849           20,869
     Issued in connection with a tax-free transfer of assets
      from a merger -- Class B                                        549               --
     Reinvestments -- Class B                                       3,650              802
     Repurchased -- Class B                                       (12,095)         (18,216)
                                                              ------------    ------------
                                                                    5,953            3,455
                                                              ------------    ------------
     Sold -- Class C                                                3,931              377
     Issued in connection with a tax-free transfer of assets
      from a merger -- Class C                                        246               --
     Reinvestments -- Class C                                          87               13
     Repurchased -- Class C                                            (3)            (464)
                                                              ------------    ------------
                                                                    4,261              (74)
                                                              ------------    ------------
     Sold -- Class I                                              481,173           34,798
     Issued in connection with a tax-free transfer of assets
      from a merger -- Class I                                    261,466               --
     Reinvestments -- Class I                                      68,039           22,150
     Repurchased -- Class I                                       (34,370)        (411,031)
                                                              ------------    ------------
                                                                  776,308         (354,083)
                                                              ------------    ------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                   LIBERTY CONTRARIAN
                                                                     SMALL-CAP FUND
------------------------------------------------------------------------------------------
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                               APRIL 30,      OCTOBER 31,
                                                                  2001            2000
------------------------------------------------------------------------------------------
                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment loss                                       $ (169,731)     $   (329,786)
    Net realized loss                                         (1,630,812)       (6,398,417)
    Net change in unrealized appreciation/depreciation         5,493,068        25,028,816
                                                              ------------    ------------
    Net Increase in Operations                                 3,692,525        18,300,613
FUND SHARE TRANSACTIONS:
    Receipts for shares sold -- Class A                        8,463,150         9,886,816
    Receipts for shares issued in connection with a tax-free
      transfer of assets from a merger -- Class A              6,289,260                --
    Cost of shares repurchased -- Class A                     (12,661,466)     (31,707,379)
                                                              ------------    ------------
                                                               2,090,944       (21,820,563)
                                                              ------------    ------------
    Receipts for shares sold -- Class B                           21,407                --
    Cost of shares repurchased -- Class B                           (885)               --
                                                              ------------    ------------
                                                                  20,522                --
                                                              ------------    ------------
    Receipts for shares sold -- Class C                            1,000                --
                                                              ------------    ------------
    Receipts for shares sold -- Class I                        1,807,769                --
    Receipts for shares issued in connection with a tax-free
      transfer of assets from a merger -- Class I             28,342,255                --
    Cost of shares repurchased -- Class I                     (1,453,132)               --
                                                              ------------    ------------
                                                              28,696,892                --
                                                              ------------    ------------
    Receipts for shares sold -- Class Z                            1,000                --
                                                              ------------    ------------
    Net Increase (Decrease) from Fund Share Transactions      30,810,358       (21,820,563)
                                                              ------------    ------------
    Total Increase (Decrease)                                 34,502,883        (3,519,950)
NET ASSETS
    Beginning of period                                       43,951,906        47,471,856
                                                              ------------    ------------
    End of period                                             $78,454,789     $ 43,951,906
                                                              ------------    ------------
    Accumulated Net Investment Loss                             (173,598)           (3,867)
                                                              ------------    ------------
NUMBER OF FUND SHARES
    Sold -- Class A                                              406,543         1,007,022
    Issued in connection with a tax-free transfer of assets
      from a merger -- Class A                                 1,026,018                --
    Repurchased -- Class A                                    (1,264,995)       (3,536,786)
                                                              ------------    ------------
                                                                 167,566        (2,529,764)
                                                              ------------    ------------
    Sold -- Class B                                                2,004                --
                                                              ------------    ------------
    Sold -- Class C                                                   92                --
                                                              ------------    ------------
    Sold -- Class I                                                   --                --
    Issued in connection with a tax-free transfer of assets
      from a merger -- Class I                                 2,763,609                --
    Repurchased -- Class I                                      (142,261)               --
                                                              ------------    ------------
                                                               2,621,348                --
                                                              ------------    ------------
    Sold -- Class Z                                                   99                --
                                                              ------------    ------------

See notes to financial statements.

                                                                       LIBERTY
                                                                CONTRARIAN INCOME FUND
----------------------------------------------------------------------------------------
                                                              SIX MONTHS        YEAR
                                                                 ENDED          ENDED
                                                               APRIL 30,     OCTOBER 31,
                                                                 2001           2000
----------------------------------------------------------------------------------------
                                                              (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income                                     $ 246,386      $   491,984
    Net realized gain (loss)                                     82,785          (13,932)
    Net change in unrealized appreciation/depreciation          119,223           55,055
                                                              -----------    -----------
    Net Increase in Operations                                  448,394          533,107
DISTRIBUTIONS:
    From net investment income -- Class A                      (154,024)        (213,222)
    From net realized gains -- Class A                               --          (18,546)
    From net investment income -- Class B                       (33,831)          (6,171)
    From net realized gains -- Class B                               --             (323)
    From net investment income -- Class C                       (14,337)            (855)
    From net realized gains -- Class C                               --               (5)
    From net investment income -- Class I                        (3,289)          (6,506)
    From net realized gains -- Class I                               --             (543)
    From net investment income -- Class Z                       (36,504)        (242,669)
    From net realized gains -- Class Z                               --          (23,664)
                                                              -----------    -----------
                                                                206,409           20,603
                                                              -----------    -----------
FUND SHARE TRANSACTIONS:
    Receipts for shares sold -- Class A                       6,218,083        2,306,445
    Value of distributions reinvested -- Class A                140,550          134,681
    Cost of shares repurchased -- Class A                     (2,366,744)     (1,655,188)
                                                              -----------    -----------
                                                              3,991,889          785,938
                                                              -----------    -----------
    Receipts for shares sold -- Class B                       2,264,886          504,331
    Value of distributions reinvested -- Class B                 29,660            5,616
    Cost of shares repurchased -- Class B                      (526,068)        (119,944)
                                                              -----------    -----------
                                                              1,768,478          390,003
                                                              -----------    -----------
    Receipts for shares sold -- Class C                         967,628          134,752
    Value of distributions reinvested -- Class C                 14,019              635
    Cost of shares repurchased -- Class C                      (103,822)         (24,809)
                                                              -----------    -----------
                                                                877,825          110,578
                                                              -----------    -----------
    Value of distributions reinvested -- Class I                  3,290            7,050
                                                              -----------    -----------
    Receipts for shares sold -- Class Z                             790          210,998
    Value of distributions reinvested -- Class Z                 36,504          266,325
    Cost of shares repurchased -- Class Z                     (3,835,175)     (1,025,855)
                                                              -----------    -----------
                                                              (3,797,881)       (548,532)
                                                              -----------    -----------
    Net Increase from Fund Share Transactions                 2,843,601          745,037
                                                              -----------    -----------
         Total Increase                                       3,050,010          765,640
NET ASSETS
Beginning of period                                           8,972,841        8,207,201
                                                              -----------    -----------
End of period                                                 $12,022,851    $ 8,972,841
                                                              -----------    -----------
Undistributed Net Investment Income                           $  17,198      $    12,797
                                                              -----------    -----------

See notes to financial statements.

                                                                       LIBERTY
                                                                CONTRARIAN INCOME FUND
----------------------------------------------------------------------------------------
                                                              SIX MONTHS        YEAR
                                                                 ENDED          ENDED
                                                               APRIL 30,     OCTOBER 31,
                                                                 2001           2000
----------------------------------------------------------------------------------------
                                                              (UNAUDITED)
NUMBER OF FUND SHARES:
    Sold -- Class A                                             593,194          229,015
    Issued for distributions reinvested -- Class A               13,447           13,419
    Repurchased -- Class A                                     (229,827)        (164,221)
                                                              -----------    -----------
                                                                376,814           78,213
                                                              -----------    -----------
    Sold -- Class B                                             214,172           49,515
    Issued for distributions reinvested -- Class B                2,815              553
    Repurchased -- Class B                                      (49,723)         (11,755)
                                                              -----------    -----------
                                                                167,264           38,313
                                                              -----------    -----------
    Sold -- Class C                                              92,085           13,204
    Issued for distributions reinvested -- Class C                1,388               62
    Repurchased -- Class C                                       (9,791)          (2,420)
                                                              -----------    -----------
                                                                 83,682           10,846
                                                              -----------    -----------
    Issued for distributions reinvested -- Class I                  319              706
                                                              -----------    -----------
    Sold -- Class Z                                                  11           20,862
    Issued for distributions reinvested -- Class Z                3,554           26,641
    Repurchased -- Class Z                                     (368,555)        (102,304)
                                                              -----------    -----------
                                                               (364,990)         (54,801)
                                                              -----------    -----------

See notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:
Liberty Contrarian Fund "Contrarian", Liberty Contrarian Equity Fund "Equity", Liberty Contrarian Small-Cap Fund "Small-Cap" (formerly Liberty Special Fund) and the Liberty Contrarian Income Fund "Income", each a series of Liberty Funds Trust III (the "Trust"), are registered under the Investment Company Act of 1940. All of the Funds are open-end diversified portfolio investment companies. All of the Funds offer Class A shares. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. All the Funds offer Class B shares. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which shares were purchased. All the Funds offer Class C shares. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Equity, Small-Cap and Income offer Class I shares. Small-Cap and Income offer Class Z shares. Class I shares and Class Z shares are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class I and Class Z shares, please refer to the prospectus. Class A and Class I shares differ principally in the service fees and shareholder servicing fees.

On February 2, 2001, Liberty Contrarian Small Cap Fund Class A and Class I shares merged into Liberty Special Fund Class A and Class I shares, which subsequently changed its name to Liberty Contrarian Small Cap Fund, as follows:

                    MUTUAL FUND
SHARES ISSUED   NET ASSETS RECEIVED   UNREALIZED APPRECIATION(1)
-------------   -------------------   --------------------------
  3,789,627         $34,631,515               $2,013,905

                    NET ASSETS OF
 NET ASSET OF    (OTHER MUTUAL FUND)    NET ASSETS OF THE FUND
THE FUND PRIOR    IMMEDIATELY PRIOR       IMMEDIATELY AFTER
TO COMBINATION     TO COMBINATION            COMBINATION
--------------   -------------------    ----------------------

 $49,595,498         $34,631,515             $84,227,013

(1) Unrealized appreciation is included in the Mutual Fund Net Assets Received amount shown above.

On April 20, 2001, Contrarian Balanced Fund merged into Liberty Contrarian Equity Fund as follows:

                    MUTUAL FUND
SHARES ISSUED   NET ASSETS RECEIVED   UNREALIZED APPRECIATION(1)
-------------   -------------------   --------------------------
  1,510,312         $28,067,058               $4,364,393

                    NET ASSETS OF
 NET ASSET OF    (OTHER MUTUAL FUND)    NET ASSETS OF THE FUND
THE FUND PRIOR    IMMEDIATELY PRIOR       IMMEDIATELY AFTER
TO COMBINATION     TO COMBINATION            COMBINATION
--------------   -------------------    ----------------------

 $124,486,709        $28,067,058             $152,553,767

(1) Unrealized appreciation is included in the Mutual Fund Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Funds may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the

Funds to subsequently invest at less advantageous prices.

Small-Cap may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

Proceeds from the sale of a borrowed security remain on deposit with the broker loaning that security. Additional deposits may be required in the event that the value of the securities sold short exceeds a percentage of the amount on deposit with the broker. In addition, the borrowing fund is required to segregate cash, U.S. government securities or other liquid securities in an amount equal to the market value of all borrowed securities less any amounts on deposit with brokers. As a result of these activities, the borrowing fund will not be deemed to create leverage merely by entering into a short selling transaction, except to the extent that income is earned on amounts on deposit with the broker. The amount on deposit with the broker plus the value of the segregated securities may not exceed 25% of net assets.

LOANS OF PORTFOLIO SECURITIES:

Each of the Funds may lend portfolio securities, up to 20% of the value of a Fund's total assets. The Funds receive total collateral in an amount at least equal to 100% of the market value of the securities loaned at the inception of the loan. The value of the portfolio securities loaned is marked to market on a daily basis and additional collateral is received from the borrower, as necessary, to ensure that its value is at least equal to 100% of the securities loaned at all times. Interest income earned on the investment of the collateral plus reimbursement for management fees associated with such investment, in excess of rebates to the borrower, is recorded on an accrual basis. Income earned on non-cash collateral is based on a percentage of the market value of the securities loaned and is recorded on an accrual basis. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees, Class B and Class C distribution fees and Class I transfer agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflect the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only. Class I net investment income per share data reflect the transfer agent fee per share applicable to Class I shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only. Class I ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the transfer agent fee applicable to Class I shares only.

FEDERAL INCOME TAXES:

Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:

Corporate actions and dividend income are recorded on the ex-date.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds.

The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

WRITTEN OPTIONS CONTRACTS:

Contrarian may write option contracts. A written option contract obligates the Fund to deliver a call, or receive a put, for the contract amount upon exercise by the holder of the option. The value of the option is recorded as a liability and the unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended April 30, 2001, Contrarian had $518 in realized gains on written options.

The following is a summary of Contrarian's written option activity:

                                    NUMBER OF
CONTRACTS                           CONTRACTS    PREMIUM
---------                           ---------    --------
Outstanding @ 10/31/00                   --      $     --
Options written                       3,600        26,439
Options closed                       (1,400)      (10,807)
                                     ------      --------
Options outstanding @ 4/30/01         2,200        15,632

At April 30, 2001, Contrarian had the following outstanding options:

                                        EXPIRATION   EXERCISE
CONTRACT TYPE                    TYPE      DATE       PRICE
-------------                    ----   ----------   --------
Tenet Healthcare                 Call    5/18/01      $40.00
MGIC Investment Corp.            Call    9/22/01      $60.00

                                                  UNREALIZED
                          NUMBER OF   MARKET     APPRECIATION
CONTRACT TYPE             CONTRACTS    VALUE    (DEPRECIATION)
-------------             ---------   -------   --------------
Tenet Healthcare            1,500     ($7,500)     $ 1,644
MGIC Investment Corp.         700      (6,720)        (232)
Net unrealized appreciation on written
  options contracts:                               $ 1,412
                                                   -------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Liberty Funds Services, Inc. (the "Advisor"), is the Investment Advisor of each Fund and receives a monthly fee based on each Fund's average net assets as follows:

                                   CONTRARIAN

                     .85 of 1% of average daily net assets

                                     EQUITY
                                   SMALL-CAP

              1.05% of average daily net assets up to $100,000,000
  .90 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .65 of 1% of average daily net assets over $500,000,000

                                     INCOME

            .80 of 1% of average daily net assets up to $100,000,000
  .65 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .55 of 1% of average daily net assets over $500,000,000

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.05% annually of the Funds' average net assets. The Funds' Advisor delegates certain of its administrative duties to the Administrator.

BOOKKEEPING FEE:

The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Funds' average net assets over $50 million.

TRANSFER AGENT:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also provides shareholder services for a monthly fee at the annual rate of 0.0025% for the Class I shares of Equity, Small-Cap and Income, plus certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Administrator, is the Funds' principal underwriter. For the six months ended April 30, 2001, the Distributor retained $450 on sales of the Funds' Class A shares, for Small-Cap only. There were $168 deferred sales charges received on Small-Cap. For Contrarian, the Distributor received contingent deferred sales charges (CDSC) of $1,410 for Class B redemptions. For Income, the Distributor received contingent deferred sales charges (CDSC) of $5,440, $4,726, and $37 on Class A, Class B and Class C redemptions, respectively. For Equity, the Distributor received contingent deferred sales charges (CDSC) of $519 and $3,935 on Class A and Class B redemptions, respectively.
Each Fund has adopted a 12b-1 plan (the "Plan") which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The Plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.
The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Advisor has agreed, until further notice, to voluntarily waive fees and bear certain Fund expenses to the extent that total Class A, Class B, Class C and Class Z expenses (exclusive of service fees, distribution fees, brokerage commissions, taxes and extraordinary expenses, if any) exceed 1.35% for Contrarian, 1.17% for Equity, 1.25% for Small-Cap and 0.55% for Income. The Advisor has also agreed, until further notice, to voluntarily waive fees and bear certain expenses to the extent that total Class I expenses (exclusive of service fees, distribution fees, brokerage commissions, taxes and extraordinary expenses, if any) exceed 1.00% for Equity and Small-Cap and 0.38% for Income.

OTHER:

The Funds pay no compensation to their officers, all of whom are employees of the Advisor.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the six months ended April 30, 2001, purchases and sales of investments, other than short-term obligations, were as follows:

                                  PURCHASES        SALES
                                 -----------    -----------
Contrarian                       $ 4,247,665    $ 4,991,558
Equity                            61,854,928     58,882,001
Small-Cap                         36,823,898     37,546,095
Income                             6,971,659      4,619,769

Unrealized appreciation (depreciation) at April 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

                                  CONTRARIAN      EQUITY
                                  ----------    -----------
Gross unrealized appreciation     $1,087,110    $26,779,181
Gross unrealized depreciation       (97,434)     (5,771,360)
                                  ==========    ===========
Net unrealized appreciation       $ 989,676     $21,007,821
                                  ==========    ===========

                                    SMALL-CAP       INCOME
                                   ------------    --------
Gross unrealized appreciation      $ 15,566,122    $139,090
Gross unrealized depreciation       (12,378,078)    (78,000)
                                   ============    ========
Net unrealized appreciation        $  3,188,044    $ 61,090
                                   ============    ========

CAPITAL LOSS CARRYFORWARDS:

At October 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                YEAR OF      CAPITAL LOSS
                               EXPIRATION    CARRY FORWARD
                               ----------    -------------
Small-Cap                         2006        $20,747,182
                                  2007         27,656,752
                                  2008          6,774,721
                                              -----------
                                              $55,178,655

Income                            2008             13,607

In addition, as a result of the merger, Small-Cap acquired additional capital losses in the amount of $27,756,987, which are subject to certain limitations in accordance with the Internal Revenue Code.

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Funds may focus their investments in certain industries, subjecting them to a greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Funds (other than Small-Cap) may borrow up to 33 1/3% of its net assets or up to $200,000,000 under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. The eligible Funds did not utilize the line of credit during the six months ended April 30, 2001.

 FINANCIAL HIGHLIGHTS -- LIBERTY CONTRARIAN FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        (UNAUDITED)
                                                                      SIX MONTHS ENDED
                                                                       APRIL 30, 2001
                                                              --------------------------------
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $  13.83    $  13.63    $  13.63
                                                              --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (0.01)      (0.05)      (0.05)
Net realized and unrealized gain on investments and written
  options                                                         0.47        0.45        0.45
                                                              --------    --------    --------
Total from Investment Operations                                  0.46        0.40        0.40
                                                              --------    --------    --------
LESS DISTRIBUTIONS
Distributions from capital gains                                 (1.28)      (1.28)      (1.28)
                                                              --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                              $  13.01    $  12.75    $  12.75
                                                              --------    --------    --------
Total return(b)(c)(d)                                            3.88%       3.46%       3.47%
                                                              ========    ========    ========
RATIOS TO AVERAGE NET ASSETS
Expenses(e)                                                      1.60%       2.35%       2.35%
Net investment income(e)                                       (0.09)%     (0.84)%     (0.84)%
Fees and expenses waived or borne by the Advisor(d)              2.94%       2.94%       2.94%
Portfolio turnover(d)                                              97%         97%         97%
Net assets at end of period (000's)                           $  3,068    $  1,853    $    142

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e)  Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                YEAR ENDED OCTOBER 31, 2000
                                                              --------------------------------
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $  10.39    $  10.33    $  10.32
                                                              --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (0.01)      (0.10)      (0.10)
Net realized & unrealized gain on investments                     3.45        3.40        3.41
                                                              --------    --------    --------
Total from Investment Operations                                  3.44        3.30        3.31
                                                              --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                              $  13.83    $  13.63    $  13.63
                                                              --------    --------    --------
Total return(b)(c)                                              33.11%      31.95%      32.07%
                                                              ========    ========    ========
RATIOS TO AVERAGE NET ASSETS
Expenses(d)                                                      1.60%       2.35%       2.35%
Net investment income(d)                                       (0.06)%     (0.81)%     (0.81)%
Fees and expenses waived or borne by the Advisor(d)              1.64%       1.64%       1.64%
Portfolio turnover                                                130%        130%        130%
Net assets, end of period (000's)                             $  4,654    $  1,104    $     61

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         YEAR ENDED
                                                                    OCTOBER 31, 1999(b)
                                                              --------------------------------
                                                              CLASS A     CLASS B     CLASS C
----------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $  10.00    $  10.00    $  10.00
                                                              --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)                                           (0.02)      (0.09)      (0.09)
Net realized & unrealized gain on investments                     0.41        0.42        0.41
                                                              --------    --------    --------
Total from Investment Operations                                  0.39        0.33        0.32
                                                              --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                              $  10.39    $  10.33    $  10.32
                                                              --------    --------    --------
Total return(c)(d)                                               3.90%(e)    3.30%(e)    3.20%(e)
                                                              ========    ========    ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)(g)                                                   1.60%       2.35%       2.35%
Net investment income(f)(g)                                    (0.15)%     (0.90)%     (0.90)%
Fees and expenses waived or borne by the Advisor(f)(g)           3.56%       3.56%       3.56%
Portfolio turnover rate(e)                                        105%        105%        105%
Net assets, end of period (000's)                             $  3,279    $    209    $      9

(a) Per share data was calculated using average shares outstanding during the period.
(b) The Fund commenced investment operations on December 1, 1998.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS -- LIBERTY CONTRARIAN EQUITY FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                              (UNAUDITED)
                                                                    SIX MONTHS ENDED APRIL 30, 2001
                                                              --------------------------------------------
                                                              CLASS A     CLASS B     CLASS C     CLASS I
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $  20.27    $  19.96    $  19.97    $  20.42
                                                              --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment gain (loss)(a)                                     0.01       (0.06)      (0.06)       0.04
Net realized and unrealized gain on investments                   0.60        0.58        0.59        0.63
                                                              --------    --------    --------    --------
Total from Investment Operations                                  0.61        0.52        0.53        0.67
                                                              --------    --------    --------    --------
LESS DISTRIBUTIONS
Distributions from income                                        (0.10)         --          --       (0.12)
Distributions from capital gains                                 (2.28)      (2.28)      (2.28)      (2.28)
                                                              --------    --------    --------    --------
Total Distributions                                              (2.38)      (2.28)      (2.28)      (2.40)
                                                              --------    --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                              $  18.50    $  18.20    $  18.22    $  18.69
                                                              --------    --------    --------    --------
Total return(b)(c)(d)                                            3.63%       3.13%       3.18%       3.92%
                                                              ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS
Expenses(e)                                                      1.37%       2.12%       2.12%       1.00%
Net investment income (loss)(e)                                  0.08%     (0.67)%     (0.67)%       0.45%
Fees and expenses waived or borne by the Advisor(e)            (0.30)%     (0.30)%     (0.30)%     (0.30)%
Portfolio turnover rate(d)                                         54%         54%         54%         54%
Net assets, end of period (000's)                             $101,398    $    681    $     83    $ 23,658

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN EQUITY FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    YEAR ENDED OCTOBER 31, 2000
                                                              ----------------------------------------
                                                              CLASS A    CLASS B    CLASS C    CLASS I
------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $ 16.78    $ 16.66    $ 16.67    $ 16.82
                                                              -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                                  0.05      (0.09)     (0.09)      0.13
Net realized and unrealized gain on investments                  3.96       3.91       3.91       3.99
                                                              -------    -------    -------    -------
Total from Investment Operations                                 4.01       3.82       3.82       4.12
                                                              -------    -------    -------    -------
LESS DISTRIBUTIONS
Distributions from capital gains                                (0.52)     (0.52)     (0.52)     (0.52)
                                                              -------    -------    -------    -------
NET ASSET VALUE -- END OF PERIOD                              $ 20.27    $ 19.96    $ 19.97    $ 20.42
                                                              -------    -------    -------    -------
Total return(b)(c)                                             24.47%     23.48%     23.47%     25.08%
                                                              =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses(d)                                                     1.42%      2.17%      2.17%      1.00%
Net investment income(d)                                        0.28%    (0.47)%    (0.47)%      0.70%
Fees and expenses waived or borne by the Advisor(d)             0.23%      0.23%      0.23%      0.27%
Portfolio turnover rate                                          122%       122%       122%       122%
Net assets, end of period (000's)                             $81,748    $   628    $     6    $ 9,993

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and direct brokerage arrangements had no impact.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN EQUITY FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                            YEAR ENDED
                                            YEAR ENDED OCTOBER 31, 1999                  OCTOBER 31, 1998
                                  -----------------------------------------------    ------------------------
                                  CLASS A     CLASS B(b)    CLASS C(b)    CLASS I    CLASS A(c)    CLASS I(c)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                          $  16.60     $  16.44      $  16.44     $ 16.65     $  23.32      $ 23.40
                                  --------     --------      --------     -------     --------      -------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(a)       0.31        (0.08)        (0.08)       0.11         0.07         0.17
Net realized & unrealized gain
  (loss) on investments               0.55         0.30          0.31        0.82        (2.00)       (2.03)
                                  --------     --------      --------     -------     --------      -------
Total from Investment Operations      0.86         0.22          0.23        0.93        (1.93)       (1.86)
                                  --------     --------      --------     -------     --------      -------
LESS DISTRIBUTIONS
Distributions from net
  investment income                  (0.10)          --            --       (0.18)       (0.05)       (0.15)
Distributions from capital gains     (0.58)          --            --       (0.58)       (4.74)       (4.74)
                                  --------     --------      --------     -------     --------      -------
Total Distributions                  (0.68)          --            --       (0.76)       (4.79)       (4.89)
                                  --------     --------      --------     -------     --------      -------
NET ASSET VALUE -- END OF PERIOD  $  16.78     $  16.66      $  16.67     $ 16.82     $  16.60      $ 16.65
                                  --------     --------      --------     -------     --------      -------
Total return(d)(e)                   5.29%        1.34%(f)      1.40%(f)    5.75%     (10.08)%      (9.72)%
                                  ========     ========      ========     =======     ========      =======
RATIOS TO AVERAGE NET ASSETS
Expenses                             1.42%(g)     2.17%(g)(i)     2.17%(g)(i)   0.93%(g)     1.39%(h)    1.01%(h)
Net investment income (loss)         0.18%(g)   (0.56)%(g)(i)   (0.56)%(g)(i)   0.67%(g)     0.38%(h)    0.76%(h)
Fees and expenses waived or
  borne by the Advisor               0.28%(g)     0.28%(g)(i)     0.28%(g)(i)   0.28%(g)     0.03%    0.12%
Portfolio turnover rate               134%         134%          134%        134%           1%           1%
Net assets, end of period
  (000's)                         $102,428     $    466      $      6     $14,190     $226,628      $27,672

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B and Class C shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(c) Effective October 19, 1998, the Primary and Institutional shares were redesignated Class A and Class I shares, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(i) Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN EQUITY FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  YEAR ENDED              YEAR ENDED
                                                               OCTOBER 31, 1997        OCTOBER 31, 1996
                                                              -------------------    ---------------------
                                                              CLASS A     CLASS I    CLASS A    CLASS I(b)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $  19.50    $ 19.51    $ 18.17      $19.82
                                                              --------    -------    -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                          0.07       0.21       0.11        0.00
Net realized & unrealized gain (loss) on investments              5.36       5.31       2.33       (0.31)
                                                              --------    -------    -------      ------
Total from Investment Operations                                  5.43       5.52       2.44       (0.31)
                                                              --------    -------    -------      ------
LESS DISTRIBUTIONS
Distributions from net investment income                         (0.07)     (0.09)     (0.17)       0.00
Distributions from capital gains                                 (1.54)     (1.54)     (0.94)       0.00
                                                              --------    -------    -------      ------
Total Distributions                                              (1.61)     (1.63)     (1.11)       0.00
                                                              --------    -------    -------      ------
NET ASSET VALUE -- END OF PERIOD                              $  23.32    $ 23.40    $ 19.50      $19.51
                                                              --------    -------    -------      ------
Total return(c)(d)                                              29.87%     30.35%     13.78%       (1.56)%(e)
                                                              ========    =======    =======      ======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                         1.42%(f)   1.00%(f)   1.38%(f)    1.00%(f)(g)
Net investment income                                            0.29%(f)   0.71%(f)   0.56%(f)    0.15%(f)(g)
Fees and expenses waived or borne by the Advisor                 0.02%      0.23%         --       0.58%(g)
Portfolio turnover rate                                           129%       129%       117%        117%
Net assets, end of period (000's)                             $380,047    $24,084    $436,578     $4,415

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class I shares were initially offered on October 3, 1996. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(g) Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS -- LIBERTY CONTRARIAN SMALL-CAP FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                            (UNAUDITED)
                                                                    PERIOD ENDED APRIL 30, 2001
                                                   --------------------------------------------------------------
                                                   CLASS A(a)   CLASS B(a)   CLASS C(a)   CLASS I(a)   CLASS Z(a)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD              $  10.26     $  10.91     $  10.91     $  10.80     $  10.12
                                                    --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(b)                                 (0.03)       (0.01)       (0.01)       (0.03)       (0.03)
Net realized and unrealized gain on investments         0.85         0.26         0.24         0.33         1.02
                                                    --------     --------     --------     --------     --------
Total from Investment Operations                        0.82         0.25         0.23         0.30         0.99
                                                    --------     --------     --------     --------     --------
NET ASSET VALUE -- END OF PERIOD                    $  11.08     $  11.16     $  11.14     $  11.10     $  11.11
                                                    --------     --------     --------     --------     --------
Total return(c)(d)(e)                                  7.99%        2.29%        2.11%        2.78%        9.78%
                                                    ========     ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                            1.47%        2.15%        2.15%        1.00%        1.15%
Net investment loss(f)                               (0.67)%      (1.35)%      (1.35)%      (0.20)%      (0.35)%
Fees and expenses waived or borne by the
  Advisor(f)                                           0.53%        0.20%        0.20%        0.20%        0.67%
Portfolio turnover rate(e)                               67%          67%          67%          67%          67%
Net assets, end of period                           $ 49,323     $     22     $      1     $ 29,107     $      1

(a) Liberty Contrarian Small-Cap Fund merged into Liberty Special Fund on February 2, 2001 and was subsequently re-named Liberty Contrarian Small-Cap Fund. Class B and Class C commenced operations on February 12, 2001. Class I and Class Z commenced operations on February 2, 2001 and January 11, 2001, respectively.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f)  Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN SMALL-CAP FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    YEAR ENDED OCTOBER 31,
                                                     2000        1999         1998         1997       1996
                                                   ---------------------------------------------------------
                                                   CLASS A     CLASS A     CLASS A(b)    CLASS A    CLASS A
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD             $   6.97    $   8.10    $   16.80     $  13.71   $  13.80
                                                   --------    --------    ---------     --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(a)                       (0.07)      (0.07)        0.07         0.15       0.14
Net realized & unrealized gain (loss) on
  investments                                          3.36       (1.06)       (6.92)        3.41       0.55
                                                   --------    --------    ---------     --------   --------
Total from Investment Operations                       3.29       (1.13)       (6.85)        3.56       0.69
                                                   --------    --------    ---------     --------   --------
LESS DISTRIBUTIONS
Distributions from net investment income                 --          --        (0.14)       (0.14)     (0.21)
Return of Capital                                        --          --        (0.02)          --         --
Distributions from capital gains                         --          --        (1.69)       (0.33)     (0.57)
                                                   --------    --------    ---------     --------   --------
Total Distributions                                      --          --        (1.85)       (0.47)     (0.78)
                                                   --------    --------    ---------     --------   --------
NET ASSET VALUE -- END OF PERIOD                   $  10.26    $   6.97    $    8.10     $  16.80   $  13.71
                                                   ========    ========    =========     ========   ========
Total Return(c)(d)                                   47.20%    (13.95)%     (44.94)%       26.62%      5.03%
RATIOS/SUPPLEMENTAL DATA
Expenses                                              1.50%(e)    1.50%(e)     1.50%(e)     1.50%      1.37%(f)
Net investment income (loss)                        (0.71)%(e)  (0.85)%(e)     0.40%(e)     0.86%      0.72%(f)
Fees and expenses waived or borne by the Advisor      1.34%(e)    0.75%(e)     0.34%(e)     0.08%         --
Portfolio turnover rate                                 33%         11%          22%          33%        33%
Net assets, end of period (000's)                  $ 43,952    $ 47,472    $ 104,504     $396,335   $481,039

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS -- LIBERTY CONTRARIAN INCOME FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                            (UNAUDITED)
                                                                  SIX MONTHS ENDED APRIL 30, 2001
                                                        ---------------------------------------------------
                                                        CLASS A    CLASS B    CLASS C    CLASS I    CLASS Z
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                  $10.15     $10.26     $10.24     $10.10     $10.12
                                                        ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                  0.29       0.25       0.25       0.31       0.30
Net realized and unrealized gain on investments           0.29       0.28       0.27       0.29       0.26
                                                        ------     ------     ------     ------     ------
Total from Investment Operations                          0.58       0.53       0.52       0.60       0.56
                                                        ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Distributions from net investment income                 (0.28)     (0.25)     (0.25)     (0.31)     (0.30)
                                                        ------     ------     ------     ------     ------
NET ASSET VALUE -- END OF PERIOD                        $10.45     $10.54     $10.51     $10.39     $10.38
                                                        ------     ------     ------     ------     ------
Total return(b)(c)(d)                                    5.79%      5.15%      5.07%      5.93%      5.55%
                                                        ======     ======     ======     ======     ======
RATIOS TO AVERAGE NET ASSETS
Expenses(e)                                              0.76%      1.51%      1.51%      0.38%      0.43%
Net investment income(e)                                 5.55%      4.80%      4.80%      5.93%      5.88%
Fees and expenses waived or borne by the Advisor(e)      1.45%      1.45%      1.45%      1.45%      1.52%
Portfolio turnover rate(d)                                 50%        50%        50%        50%        50%
Net assets, end of period (000's)                       $8,730     $2,183     $  995     $  114     $    1

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e)  Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN INCOME FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                               FOR THE YEAR ENDED OCTOBER 31, 2000
                                                       ---------------------------------------------------
                                                       CLASS A    CLASS B    CLASS C    CLASS I    CLASS Z
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                 $10.11     $10.13     $10.15     $ 10.10    $ 10.11
                                                       -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                 0.60       0.52       0.52        0.64       0.62
Net realized and unrealized gain on investments          0.06       0.10       0.09        0.05       0.05
                                                       -------    -------    -------    -------    -------
Total from Investment Operations                         0.66       0.62       0.61        0.69       0.67
                                                       -------    -------    -------    -------    -------
LESS DISTRIBUTIONS
Distributions from net investment income                (0.56)     (0.44)     (0.46)      (0.63)     (0.61)
Distributions from net realized capital gains           (0.06)     (0.05)     (0.06)      (0.06)     (0.05)
                                                       -------    -------    -------    -------    -------
Total Distributions Declared to Shareholders            (0.62)     (0.49)     (0.52)      (0.69)     (0.66)
                                                       -------    -------    -------    -------    -------
NET ASSET VALUE -- END OF PERIOD                       $10.15     $10.26     $10.24     $ 10.10    $ 10.12
                                                       -------    -------    -------    -------    -------
Total return(b)(c)                                      6.75%      6.32%      6.18%       7.11%      6.90%
                                                       =======    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses(d)                                             0.80%      1.55%      1.55%       0.38%      0.55%
Net investment income(d)                                5.97%      5.22%      5.22%       6.39%      6.22%
Fees and expenses waived or borne by the Advisor(d)     1.56%      1.56%      1.56%       1.60%      1.56%
Portfolio turnover rate                                   34%        34%        34%         34%        34%
Net assets, end of period (000's)                      $4,651     $  409     $  112     $   108    $ 3,693

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN INCOME FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                YEAR ENDED OCTOBER 31, 1999
                                                ------------------------------------------------------------
                                                CLASS A    CLASS B(b)    CLASS C(b)    CLASS I    CLASS Z(b)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD          $10.88      $ 10.17       $ 10.17      $ 10.90     $ 10.17
                                                -------     -------       -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                          0.58         0.02          0.01         0.61        0.01
Net realized & unrealized gain (loss) on
  investments                                    (0.53)        0.00          0.04        (0.51)       0.04
                                                -------     -------       -------      -------     -------
Total from Investment Operations                  0.05         0.02          0.05         0.10        0.05
                                                -------     -------       -------      -------     -------
LESS DISTRIBUTIONS
Distributions from net investment income         (0.62)       (0.06)        (0.07)       (0.70)      (0.11)
Distributions from capital gains                 (0.20)          --            --        (0.20)         --
                                                -------     -------       -------      -------     -------
Total Distributions                              (0.82)       (0.06)        (0.07)       (0.90)      (0.11)
                                                -------     -------       -------      -------     -------
NET ASSET VALUE -- END OF PERIOD                $10.11      $ 10.13       $ 10.15      $ 10.10     $ 10.11
                                                -------     -------       -------      -------     -------
Total return(c)(d)                               0.42%        0.22%(e)      0.49%(e)     0.90%       0.53%(e)
                                                =======     =======       =======      =======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                      0.80%        1.55%(g)      1.55%(g)     0.38%       0.55%(g)
Net investment income(f)                         5.57%        4.46%(g)      4.46%(g)     5.99%       5.46%(g)
Fees and expenses waived or borne by the
  Advisor(f)                                     2.24%        5.84%(g)      5.84%(g)     2.36%       5.84%(g)
Portfolio turnover rate                           196%         196%          196%         196%        196%
Net assets, end of period (000's)               $3,843      $    16       $     1      $   101     $ 4,246

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B, Class C and Class Z shares were initially offered on September 15, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

See notes to financial statements.

 FINANCIAL HIGHLIGHTS (CONTINUED) -- LIBERTY CONTRARIAN INCOME FUND

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                  YEAR ENDED     YEAR ENDED
                                                             YEAR ENDED           OCTOBER 31,    OCTOBER 31,
                                                          OCTOBER 31, 1998           1997           1996
                                                      ------------------------    -----------    -----------
                                                      CLASS A(b)    CLASS I(c)      CLASS A        CLASS A
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                 $ 10.58       $  10.99       $ 10.20        $10.26
                                                       -------       --------       -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                  0.50           0.02          0.62          0.54
Net realized & unrealized gain (loss) on investments      0.59          (0.07)         0.38         (0.05)
                                                       -------       --------       -------        ------
Total from Investment Operations                          1.09          (0.05)         1.00          0.49
                                                       -------       --------       -------        ------
LESS DISTRIBUTIONS
Distributions from net investment income                 (0.79)         (0.04)        (0.62)        (0.55)
                                                       -------       --------       -------        ------
NET ASSET VALUE -- END OF PERIOD                       $ 10.88       $  10.90       $ 10.58        $10.20
                                                       -------       --------       -------        ------
Total return(d)(e)                                      11.21%        (0.45)%(f)     10.25%         4.94%
                                                       =======       ========       =======        ======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                 0.80%(g)       0.38%(g)(h)     0.80%       0.80%
Net investment income                                    5.36%(g)       5.88%(g)(h)     5.96%       5.31%
Fees and expenses waived or borne by the Advisor         1.56%(g)       4.62%(g)(h)     1.98%       1.49%
Portfolio turnover rate                                   158%           158%           56%          469%
Net assets, end of period (000's)                      $ 8,799       $    100       $ 3,248        $4,694

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(c) Class I shares were initially offered on October 19, 1998. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)  Annualized.

See notes to financial statements.

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

 TRUSTEES & TRANSFER AGENT

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBOLD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Contrarian Funds is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Contrarian Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Contrarian Funds

                               GIVE ME LIBERTY.(R)


LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money
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It's all designed to help you reach for financial freedom - however you define
it.

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Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.


Liberty Contrarian Funds  Semiannual Report, April 30, 2001
[LIBERTY LOGO] LIBERTY FUNDS
               Liberty Funds Distributor, Inc. (C) 2001
               One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

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